UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Preliminary
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Amendment No. 1

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SIBLING ENTERTAINMENT GROUP HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

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SIBLING ENTERTAINMENT GROUP HOLDINGS, INC.
1355 Peachtree Street, Suite 1150
Atlanta, Georgia 30309
(404) 551-5274

Notice of Annual Meeting of Shareholders
To Be Held On July 26, 2012

The Annual Meeting of Shareholders of Sibling Entertainment Group Holdings, Inc. (the “Company”) will be held on July 26, 2012 at 4:00 pm local time at 1201 W. Peachtree St., Suite 3250, Atlanta, GA 30309, for the following purposes, as more fully described in the accompanying proxy statement:

1.	Elect four directors of the Company, to hold office until the 2013 annual meeting of Shareholders and until their successors are elected and qualified;

2.	Ratify the appointment of Sherb & Co., LLP as the Company’s independent auditors for the fiscal year ending December 31, 2012;

3.	Approve the 2012 Sibling Group Holdings, Inc. Stock Incentive Plan;

4.	Approve a change in the Company's name to Sibling Group Holdings, Inc.;

5.	Approve an increase in authorized capital stock to 500 million shares;

6.	Approve a 1 for 100 reverse stock split;

7.	Approve the authorization of a new class of preferred stock;

8.	Approve the elimination of pre-emptive rights;

9.	Approve the elimination of cumulative voting;

10.	Approve a reduction in the approval required for fundamental corporate actions;

11.	Approve shareholder action by less than unanimous written consent;

12	Approve a limitation of liability of our directors;

13.	Approve conforming changes to the Company’s Certificate of Formation;

14.	Approve the conversion of series common stock into the common stock created upon the filing of the Amended and Restated Certificate of Formation; and

15.	Transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only Shareholders of record at the close of business on July 6, 2012 (the “Shareholders”) will be entitled to notice of, and to vote at, such meeting or any adjournments or postponements thereof.

Based upon conversations with the holders of approximately 60% of the common stock and 92% of the series common stock, the Company expects that Shareholders will approve all matters to be voted upon. Nonetheless, it is very important for you to give us your proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Gerald F. Sullivan
Chairman

Atlanta, Georgia
July 6, 2012

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE EXECUTE THE ATTACHED PROXY AND RETURN IT BY MAIL TO 1355 PEACHTREE STREET, SUITE 1150, ATLANTA, GA 30309 OR BY FAX TO (404) 812-3101, OR BY EMAIL TO GBALBONI@KHLAWFIRM.COM. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY EXECUTED THE PROXY.

SIBLING ENTERTAINMENT GROUP HOLDINGS, INC.
1355 Peachtree Street, Suite 1150
Atlanta, Georgia 30309
(404) 551-5274

PROXY STATEMENT
2012 ANNUAL MEETING OF SHAREHOLDERS

Sibling Entertainment Group Holdings, Inc. (the “Company”) is furnishing this proxy statement in connection with the solicitation of proxies by the board of directors of the Company (the “Board of Directors”) for use at the annual meeting of Shareholders to be held on July 26, 2012 at 4:00 pm local time at 1201 W. Peachtree St., Suite 3250, Atlanta, GA 30309 and at any adjournments thereof (the “Annual Meeting”).

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholders Meeting to be Held on July 26, 2012 - the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and this Proxy Statement will be available on or before July 6, 2012 at www.newco4education.com.

Only holders of the Company’s common stock as of the close of business on July 6, 2012 (the “Record Date”) are entitled to vote at the Annual Meeting. Shareholders who hold shares of the Company in “street name” may vote at the Annual Meeting only if they hold a valid proxy from their broker. As of the Record Date, there were 78,684,306 shares of common stock and 9,879,854 shares of series common stock were outstanding.

A majority of the outstanding shares of common stock and series common stock must be present in person or by proxy in order for there to be a quorum at the meeting. Shareholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of Shareholders present at the meeting for purposes of determining whether a quorum is present.

Each Shareholder of record is entitled to: (a) one vote at the Annual Meeting for each share of common stock held by such Shareholder on the Record Date, and (b) 151.3 votes at the Annual Meeting for each share of series common stock, held by such Shareholder on the Record Date. Holders of common stock and series common stock vote together as a single class on all matters except approval of proposals 4 - 13 which will be embodied in the Amended and Restated Certificate of Formation. Holders of common stock and holders of series common stock each vote as a separate class to approve proposals 4 - 13.

Shareholders have cumulative voting rights for the election of directors. Shareholders may vote their shares by executing the proxy attached and returning it to the Company by mail to 1355 Peachtree Street, Suite 1150, Atlanta, GA 30309 or by fax to (404) 812-3101, or by email to gbalboni@khlawfirm.com. All proxies received by the Company that are properly executed and have not been revoked will be voted in accordance with the instructions contained in the proxies. If a signed proxy is received that does not specify a vote or an abstention, the shares represented by that proxy will be voted (i) for the nominees to the Board of Directors listed on the proxy and in this proxy statement, (ii) for the ratification of the appointment of Sherb & Co., LLP as the Company’s independent auditors for the fiscal year ending December 31, 2012, (iii) for the approval of the 2012 Sibling Group Holdings, Inc. Stock Incentive Plan, and (iv) for proposals 4 - 13 which will be embodied in the Amended and Restated Certificate of Formation. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this proxy statement and the accompanying Notice of Annual Meeting of Shareholders. If any other matters are properly brought before the Annual Meeting the proxy gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy in their discretion.

Under Texas law and the Company’s Certificate of Formation and Bylaws, if a quorum exists at the meeting:

the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

the affirmative vote of a majority of the votes cast at the meeting is required for approval of Proposal 2, ratification of the appointment of Sherb & Co., LLP as the Company’s independent auditors for the fiscal year ending December 31, 2012 and for approval of Proposal 3, the adoption of the 2012 Sibling Group Holdings, Inc. Stock Incentive Plan. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

the affirmative vote of (i) the holders of 51% of the outstanding common stock voting as a separate class and (ii) the holders of two-thirds of the outstanding series common stock voting as a separate class will be required for approval of Proposals 4 through 13 which will be embodied in the Amended and Restated Certificate of Formation. A properly executed proxy marked “Abstain” with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

the affirmative vote of the holders of two-thirds of the outstanding series common stock voting as a separate class will be required for approval of Proposal 14 authorizing the conversion of the series preferred into the common stock created by the filing of the Amended and Restated Certificate of Formation.. A properly executed proxy marked “Abstain” with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if Shareholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

A Shareholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (a) delivering another duly executed proxy bearing a later date or (b) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the Shareholder actually votes in person at the meeting.

The proxy is solicited by the Board of Directors. The Company will pay all of the costs of soliciting proxies. In addition to solicitation by mail, officers, directors, and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation. The Company, if requested, will also pay brokers, banks, and other fiduciaries who hold shares of Common Stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to Shareholders.

BOARD OF DIRECTORS

The name and age of each member of the Board of Directors is set forth below. The term of each member of our Board of Directors expires at the Annual Meeting and when a successor is elected and qualified.

Name	Age	Position

Gerald F. Sullivan	71	Chairman of the Board of Directors
Amy Austin	42	Board Member
Rob Copenhaver	53	Board Member
Michael Hanlon	47	Board Member

The Board of Directors has determined that are no “independent directors” on the board. All of our directors are employees of the company and are our management team. At such time as financial resources are available, the board may seek to recruit one or more independent directors.

At the Annual Meeting, the Shareholders will vote on the election of Gerald F. Sullivan, Amy Austin, Rob Copenhaver, and Michael Hanlon as directors to serve for a one-year term until the annual meeting of Shareholders in 2013 and until their successors are elected and qualified.

NOMINEES AND CONTINUING DIRECTORS

The following individuals have been nominated for election to the Board of Directors:

Gerald F. Sullivan. Dr. Sullivan has been our chairman and a director since December 30, 2010. Dr. Sullivan, age 71, has served 35 years as an executive in various industries including, but not limited to, commercial banking, home health care, and application software development and sales and seven years as a college professor, teaching finance and management in classroom and online environments. He holds a Doctor of Business Administration.

Amy Austin. Dr. Austin has been a director since December 30, 2010. Dr. Austin has 10 years experience, primarily in the area of finance with large publicly traded corporations. She currently is Assistant Professor and Program Director for Undergraduate Studies at a University. She has both classroom and online teaching experience, and holds a Ph.D. in Business.

Rob Copenhaver. Mr. Copenhaver was our president from January 6, 2012 to April 9, 2012 and a director since December 1, 2011. Mr. Copenhaver is a seasoned business executive with three decades of experience primarily leading sales, marketing, and operational teams for Internet based technology vendors. His career includes senior positions with start-ups as well as Fortune 500 organizations. He was most recently Vice President & Division Head, for EBIX, Inc., a publically traded company that provides technology solutions to the financial services industry. In addition to being responsible for all P&L in those divisions, he was active in the evaluation of acquisitions. He also brings experience in the area of Learning Management System (LMS) technologies. He received his Bachelors degree from Creighton University in Omaha, Nebraska in finance and accounting, as well as a Masters of Business Administration from Creighton.

Mr. Hanlon. Mr. Hanlon has been a director since December 1, 2011. Mr. Hanlon operates his own consultancy, and has over twenty years of expertise with mergers and acquisitions across the globe. He specializes in the international expansion of both mature, and entrepreneurial organizations. He has a business degree from the University of Tampa in Florida.

There are no family relationships among any of the Company’s directors or executive officers.

DIRECTOR NOMINATION

CRITERIA FOR BOARD MEMBERSHIP.

The entire board considers candidates for the board of directors. The board does not believe there is any single set of qualities or skills that an individual must possess to be an effective director or that it is appropriate to establish any specific, minimum qualifications for a candidate for election as a director. Rather, each candidate will be evaluated in light of the strengths of the other members of the board and the needs of the board and our company at the time of the election, and the following criteria:

  Reputation for integrity.

  Business expertise and achievements.

  Demonstrated ability and sound judgment that usually will be based on broad experience.

  Ability and willingness to devote the required amount of time to our affairs, including attendance at board and committee meetings and the annual shareholders' meeting.

  Temperament and objectivity.

  Commitment to our values of building sound, long-term growth for our shareholders.

PROCESS FOR IDENTIFYING AND EVALUATING NOMINEES.

In the ordinary course, absent special circumstances or a material change in the criteria for membership to the Board of Directors, incumbent directors who continue to be qualified for service and are willing to continue as directors will be put forth for election for another term. If an incumbent director is not standing for re-election, or if a vacancy on the Board of Directors occurs between annual Shareholder meetings, the remaining board members will seek out potential candidates for appointment to the Board of Directors who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board of Directors, senior management of the Company and, if appropriate, a third-party search firm. The Board of Directors will evaluate qualifications and interview candidates meriting serious consideration.

SHAREHOLDER NOMINEES.

The Board of Directors will consider suggestions from Shareholders regarding possible director candidates for election at the annual meeting to be held in 2013. Any such nominations should be submitted to the Secretary of the Company, and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) the names and addresses of the Shareholders making the nomination and the number of shares of the Company’s common stock which are owned beneficially and of record by such Shareholders; and (c) appropriate biographical information and a statement as to the qualifications of the nominee, and should be submitted by December 31, 2012. Each director nominated in this Proxy Statement was recommended for election by the Board of Directors. The Board of Directors did not receive any notice of a Board of Directors nominee recommendation in connection with this Proxy Statement from any security holder. The Company has never received a proposal from a Shareholder to nominate a director.

BOARD NOMINEES FOR THE 2012 ANNUAL MEETING.

The nominees listed in this proxy statement are the current four directors standing for re-election.

BOARD LEADERSHIP STRUCTURE

Mr. Sullivan is currently chairman of the Board of Directors and acting chief executive officer of the Company. The Company believes that there are a number of leadership structures that could apply to different business models and that every company should be afforded the opportunity to determine the structure for its board leadership, which leadership structure may change over time. The current leadership structure results for the resource constraints of the Company. As additional resources become available, the Company intends to expand its executive leadership. The Company does not have any independent directors. As additional resources become available, the Company intends to recruit independent directors. Subject to available resources, the Board of Directors will review from time to time the appropriateness of its leadership structure and implement any changes it may deem necessary.

RISK OVERSIGHT

The Board of Directors has the ultimate oversight responsibility for the risk management process. A fundamental part of risk management is not only understanding the risks the Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. In setting the Company’s business strategy, the Board of Directors assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for the Company.

DIRECTOR COMPENSATION

None of our directors is paid any cash remuneration. All of our directors are issued stock as compensation for services as a director. The Board of Directors believes that the stock compensation for the members of the Board of Directors was appropriate as of December 31, 2011. Directors are reimbursed for certain expenses in connection with attending meetings of the Board of Directors. The compensation that directors received for serving on the Board of Directors for fiscal year 2011 was as follows:

Name	Equity awards
Gerald F. Sullivan	$25,900
Amy Austin	$3,800
Rob Copenhaver	$21,000
Michael Hanlon	$21,000

BOARD MEETINGS AND COMMITTEES

During the year ended December 31, 2011, our board of directors held seven meetings and took action by unanimous written consent in lieu of a meeting several times. Each member of the board of directors participated in each meeting of the board. In the interim between annual meetings, the board has the authority under our bylaws to increase or decrease the size of the board and to fill vacancies on the board, for the unexpired term of such vacant position.

COMMITTEES.

The Board of Directors does not have a standing audit committee, nominating committee, or compensation committee and has not adopted a charter for any such committee. An audit committee typically reviews, acts upon, and reports to the board of directors with respect to various auditing and accounting matters, such as appointing and providing the compensation of the independent accountants to conduct the annual audit of our accounts, reviewing the scope and results of the independent audits, reviewing and evaluating internal accounting policies, and approving all professional services to be provided to the Company by its independent accountants.

A compensation committee typically administers the Company’s benefit plans, reviews and administers all compensation arrangements for executive officers, and establishes and reviews general policies relating to the compensation and benefits of our officers and employees. The board has no standing committees, because at the company’s current stage of development, the board has not felt the need to appoint committees and because there are no independent directors to appoint to such committees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

For the twelve months ended December 31, 2011, none of our executive officers had a relationship that would constitute an interlocking relationship with executive officers or directors of another entity or insider participation in compensation decisions.

COMMUNICATIONS WITH DIRECTORS

Shareholders interested in communicating directly with our Directors may email the chairman Mr. Sullivan at info@newco4education.com. Mr. Sullivan will review all such correspondence and will forward to the other members of the Board of Directors copies of all such correspondence that deals with the functions of the Board of Directors or that he determines requires the attention of the Board. Directors may at any time review all of the correspondence received that is addressed to members of the Board of Directors and request copies of such correspondence. The Company has a policy of encouraging all directors to attend the annual Shareholder meetings. There was no annual meeting of shareholders in 2011.

CODE OF CONDUCT AND ETHICS

The Company has adopted a code of ethics that applies to all directors, officers and employees, including its principal executive officer, principal financial officer and controller. The code of ethics was filed was filed as Exhibit 14 to the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 filed with the SEC March 30, 2004.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company’s common stock as of December 31, 2011 by (i) each person who is known by the Company to own beneficially more than 5% of the Company’s common stock or series common stock, (ii) each of the Company’s directors and executive officers and (iii) all executive officers and directors as a group. Except as otherwise listed below, the address of each person is c/o Sibling Entertainment Group Holdings, Inc., 1355 Peachtree Street, Suite 1150, Atlanta, Georgia 30309. Percentage ownership is based upon 71,593,931 shares of our common stock and 9,879,854 shares of our series common stock outstanding as of December 31, 2011.

Foundation For Innovation in Education, Inc.		3,263,869	31.38%

Directors and Officers during FY2011
Gerald F. Sullivan, Chairman, and Director (3) (2)	1,900,000	518,900	5.12%
Steven Carlson, Former CEO and Director (3) (2)	1,763,413	476,500	4.70%
Gerry Bedore, Key Advisor (3) (2)	1,000,000	261,000	2.58%
Tim Drake, Key Advisor (3) (2)	1,000,000	261,000	2.58%
Amy Savage-Austin, Director (3) (2)	200,000	261,000	2.52%
Oswald Anthony Gayle, Former CFO (3) (2)	1,333,439	200,000	2.02%
Dixon McLeod, Key Advisor (2)		200,000	1.92%
Mitchell Maxwell, Former Director (3) (2) (4)	6,200,000	4,177	*
Rob Copenhaver, Former CEO and Director (3)	1,000,000		*
William Hanby, Key Advisor (3)	1,000,000		*
Michael Hanlon, Director (3)	1,000,000		*
Christian Fitzgerald, Former Director (3)	650,000		*

All directors and executive officers as a group	17,046,852	2,182,577	22.18%

* Less than 1%

(1) "Beneficial ownership" generally means any person who, directly or indirectly, has or shares voting or investment power with respect to a security or has the right to acquire such power within 60 days. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of December 31, 2011 are deemed outstanding for computing the ownership percentage of the person holding such options, but are not deemed outstanding for computing the ownership percentage of any other person. Restricted stock is included in the beneficial ownership amounts even though it may not be transferred

(2) Shares of series common stock. As of December 31, 2011, each share of series common stock is convertible into 137.6826774 shares of common stock and entitles and the holder thereof to 137.6826774 votes.

(3) Shares of common stock

(4) Includes 4,177 shares of series common stock registered in the name of Zachwell, Ltd. which is owned by Mitchell Maxwell.

Note: On December 30, 2010, pursuant to the Securities Exchange Agreement described in Item 1.01 of Form 8-K filed January 6, 2011, the N4E members collectively hold 8,839,869 shares of our series common stock. The shares of Series Common Stock issued to the N4E members represents in the aggregate, 85% of the voting power of the Company and upon conversion of the series common stock into our common stock, the N4E members will hold 85% of the shares of common stock outstanding on the date of conversion.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of common stock and other of the Company’s equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% Shareholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports they file.

To the best of the Company’s knowledge, based solely upon a review of the Forms 3, 4 and 5 filed during the fiscal year ended December 31, 2011, the following individuals failed to file, on a timely basis, reports required by Section 16(a) of the Securities Exchange Act of 1934:

On November 3, 2010, Mr. Christian Fitzgerald was appointed to the Board of Directors of the Company and failed to timely file a Form 3. Mr. Fitzgerald filed Form 3 on January 14, 2011.

On December 31, 2010, Messrs. Gerald F. Sullivan and Stephen Carlson, and Dr. Amy Austin-Savage were appointed to the board of directors of the Company and failed to timely file a Form 3. Messrs. Sullivan and Carlson, and Dr. Austin-Savage filed Forms 3 on January 14, 2011.

On December 31, 2010, Mr. Oswald A. Gale was appointed as the Chief Financial Officer of the Company and failed to timely file a Form 3. Mr. Gale filed Form 3 on January 14, 2011.

On November 18, 2011, Messrs. Robert Copenhaver and Michael Hanlon were appointed to the Board of Directors of the Company and failed to timely file a Form 3. Messrs. Copenhaver and Hanlon filed Forms 3 on January 9, 2012 and January 10, 2012, respectively.

On November 18, 2011, Messrs. Timothy G. Drake, Gerry L. Bedore, and William W. Hanby were designated as key employees of the Company and failed to timely file a Form 3. Messrs. Drake, Bedore, and Hanby filed Forms 3 on January 5, 2012, January 9, 2012, and January 11, 2012, respectively.

The Company intends to institute procedures to assist its executive officers and directors to meet their filing obligations.

EXECUTIVE COMPENSATION

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT

None of the Company’s executive officers are parties to employment agreements with the Company, an all can be terminated will.

COMPENSATION OF EXECUTIVE OFFICERS

None of executive officers receive cash compensation at this time due resource constraints. As resources are available, the Company expects to pay market rates for its executive officers.

SUMMARY COMPENSATION TABLE

Except as set forth below, no compensation in excess of $100,000 was awarded to, earned by, or paid to any executive officer of the Company during the years 2009, 2010 and 2011. The following table and the accompanying notes provide summary information for each of the last three fiscal years concerning cash and non-cash compensation paid or accrued by the Company’s current and past officers over the past three years.

Summary Compensation Table

			Long Term Compensation			Annual Compensation
					Awards		Payouts
					Restricted	Securities
Name and Principal				Other Annual	Stock	Underlying	LTIP	All Other
Positions	Year	Salary	Bonus	Compensation	Award(s)	Options	payouts	Compensation
Current Board and Management		($)	($)	($)	($)	SARs(#)	($)	($)
Gerald F. Sullivan	2011	-	-	-	$25,900.00	-	-	-
Rob Copenhaver	2011	-	-	-	$21,000.00	-	-	-
Amy Savage-Austin, PhD	2011	-	-	-	$3,800.00	-	-	-
Michael Hanlon	2011	-	-	-	$21,000.00	-	-	-
Christian Fitzgerald	2011	-	-	-	-	-	-	-
Mitchell Maxwell	2011	-	-	-	-	-	-	-
Stephen C. Carlson	2011	-	-	-	$28,301.00	-	-	-
Oswald A. Gayle	2011	-	-	-	$23,163.00	-	-	-
Previous Board and Management
Mitchell Maxwell	2010	$0.00	-	-	-	-	-	-
	2009	$0.00	-	-	$87,500.00	-	-	-
James Cardwell	2010	$0.00	-	-	-	-	-	-
	2009	$0.00	-	-	$37,000.00	-	-	-
Richard Bernstein	2010	$0.00	-	-	-	-	-	-
	2009	$0.00	-	-	$25,000.00	-	-	-

REPORT OF THE AUDIT COMMITTEE

The Company has no formal audit committee. Management has primary responsibility for the system of internal controls and the financial reporting process. The independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K for 2011, the Board of Directors:

  reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2011 with the Company’s independent accountants;

  discussed with Sherb & Co., LLP, the Company’s independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;

  reviewed the written disclosures and the letter from Sherb & Co., LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence;

  instructed the independent auditors that the Board expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE’S PRE-APPROVAL POLICY

The Company has not adopted any pre-approval policies and procedures for audit and non-audit services to be provided by the Company’s independent auditor and for the prohibition of certain services from being provided by the independent auditor.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table sets forth the aggregate fees for professional audit services rendered by Sherb & Co., LLPs for the audit of the Company’s annual financial statements, and fees billed for other services for the fiscal years 2011 and 2010.

	Fiscal Year Ended
	2011	2010

Audit Fees	$18,500	$0
Audit-Related Fees	-	-
Tax Fees	-	-
Total Fees Paid	$18,500	$0

PROPOSAL 1 - ELECTION OF DIRECTORS

At the Annual Meeting, the Shareholders will vote on the election of four directors to serve for a one-year term until the 2013 annual meeting of Shareholders and until their successors are elected and qualified. The Board of Directors has unanimously approved the nomination of Gerald F. Sullivan, Amy Austin, Rob Copenhaver, and Michael Hanlon for election to the Board of Directors. The nominees have indicated that they are willing and able to serve as directors. If any of these individuals becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors.

The Directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. Shareholders have cumulative voting rights in the election of directors.

The Board of Directors recommends a vote “for” the election of Gerald F. Sullivan, Amy Austin, Rob Copenhaver, and Michael Hanlon as directors. Unless otherwise instructed, it is the intention of the persons named in the proxy to vote shares represented by each properly executed proxy for the election of Gerald F. Sullivan, Amy Austin, Rob Copenhaver, and Michael Hanlon.

PROPOSAL 2 - RATIFICATION OF INDEPENDENT AUDITORS

At the Annual Meeting, the Shareholders will be asked to ratify the appointment of Sherb & Co., LLP as the Company’s independent auditors for the fiscal year ending December 31, 2012. Representatives of Sherb & Co., LLP are expected to be available by telephone at the Annual Meeting and will have the opportunity to make statements if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

The Board of Directors recommends a vote “for” the ratification of the appointment of Sherb & Co., LLP as the Company’s independent auditors for the fiscal year ending December 31, 2012. Unless otherwise instructed, it is the intention of the persons named in the proxy to vote shares represented by each properly executed proxy for the ratification of Sherb & Co., LLP.

PROPOSAL 3 – APPROVAL OF THE 2012 SIBLING GROUP HOLDINGS, INC. STOCK INCENTIVE PLAN

The board of directors has approved the 2012 Sibling Group Holdings, Inc. Stock Incentive Plan (the “Plan”) and has recommended that the shareholders approve the Plan. The Plan is being adopted to (a) attract and retain highly qualified employees; (b) motivate our employees by providing equity incentives to achieve the long-range goals established by our board of directors; (c) provide incentive compensation opportunities that are competitive with those of other similar companies; and (d) align the interests of our employees with the interests of our shareholders through compensation that is based on the Company’s common stock, with the goal of promoting the long-term financial interest of the Company and the growth in value of the Company’s equity.

The Plan authorizes award of stock incentives for up to Ten Million (10,000,000) shares of the common stock of the Company, after giving effect to the reverse stock split. The compensation committee or the board of directors may amend the terms of the Plan, provided that no such amendment may increase the number of shares reserved under the Plan without shareholder approval. No stock incentives have been awarded under the Plan.

The Plan will be administered by the compensation committee of the board of directors or in the absence of a compensation committee, the entire Board of Directors. The compensation committee has the sole authority to interpret the Plan and to decide all questions of fact arising in its application. Subject to the provisions of the Plan, the compensation committee is authorized to establish rules for the administration of the Plan, to interpret the Plan, to make determinations about when to make grants under the Plan and the characteristics of these grants, and to take other actions consistent with the Plan. All of our employees, including employees who are officers or members of the board, and members of the board who are not employees are eligible to participate in the Plan. Also, consultants and advisors who perform services to us are eligible to participate in the Plan if they render bona fide services and the services are not in connection with the offer or sale of our securities in a capital-raising transaction. The compensation committee is authorized to grant stock options, restricted stock awards, and stock appreciation rights under the Plan.

The board of directors may terminate or amend the Plan at any time, provided that any amendment to the Plan that requires shareholder approval will be submitted to a vote of shareholders in order to comply with Section 162(m) of the Internal Revenue Code if that Section is applicable. Except as otherwise provided in the Plan, the board cannot increase the number of shares that may be issued under the Plan without shareholder approval. Neither the compensation committee nor the board may amend the Plan in a manner which would impair or adversely affect the rights of an optionee without the optionee's consent or make the option grant contrary to law. The Plan will become effective immediately following the filing of the Amended and Restated Certificate of Formation and will terminate on the day immediately preceding the tenth anniversary of its effective date unless terminated earlier.

The Board of Directors recommends a vote “for” the adoption of the Plan. Unless otherwise indicated, it is the intention of the persons named in the proxy to vote shares represented by each properly executed proxy for the approval of the plan.

PROPOSALS 4 THROUGH 13 - APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF FORMATION

Proposals 4 through 13 will be embodied in the Amended and Restated Certificate of Formation of the Corporation. The board of directors has approved, and recommends that shareholders approve, Proposals 4 through 13 and the Amended and Restated Certificate of Formation. The form of the proposed Amended and Restated Certificate of Formation is attached as Exhibit B to this Information Statement.

No Dissenter's Rights

Under the TCL, holders of common stock are not entitled to dissenter's rights with respect to Proposals 4 through 13 and the proposed Amended and Restated Certificate of Formation.

PROPOSAL 4 – APPROVAL OF NAME CHANGE

The Board of Directors has approved an amendment to Article 1 of the Certificate of Formation to change the Company’s name from "Sibling Entertainment Group Holdings, Inc." to "Sibling Group Holdings, Inc." The Company has not been involved in the entertainment industry since the fall of 2010. The change in the Company’s name reflects the change in the Company’s business. By simply dropping the word “entertainment” from the Company’s name, we intend to maintain continuity of identity, while allowing our new name “Sibling Group Holdings” to reflect the Company’s interest in the children of the world, all “siblings”, and to allow us to participate in a variety of business areas that support our goals to become a leader in the area of education.

The Board of Directors recommends a vote “for” approval of an amendment to Article 1 of the Certificate of Formation to change the Company’s name. Unless otherwise indicated, it is the intention of the persons named in the proxy to vote shares represented by each properly executed proxy for the approval of an amendment to the Certificate of Formation to change the Company’s name.

PROPOSAL 5 – APPROVAL OF INCREASE IN AUTHORIZED SHARES

The Board of Directors has approved an amendment to Article IV of the Certificate of Formation to increase the authorized capital stock from 100 million shares to 500 million shares. The Company is increasing the number of authorized shares to ensure an adequate number of unissued shares are available for issuance in financing transactions and mergers and acquisitions and for other corporate purposes. We currently have no specific understandings, arrangements, or agreements with respect to any future issuance of shares of our Common Stock. The increase in the number of authorized shares will not, in and of itself, affect any shareholder’s percentage ownership interests or voting rights in the Company. However, under the TCL and the Certificate of Formation, the Board of Directors can issue additional shares of common stock without shareholder approval, which would have the effect of diluting existing holders of common stock. There are no specific understandings, arrangements, or agreements with respect to any future issuance of shares of our Common Stock.

Potential Anti-takeover Effect

In the future the Board could, subject to its fiduciary duties and applicable law, use the increased number of authorized but unissued shares to frustrate persons seeking to take over or otherwise gain control of our Company by, for example, privately placing shares with purchasers who might side with the Board in opposing a hostile takeover bid. Shares of common stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal the Company’s bylaws or the Company’s Amended and Restated Certificate of Formation would not receive the requisite vote. Such uses of the Company’s common stock could render more difficult, or discourage, an attempt to acquire control of the Company if such transactions were opposed by the Board of Directors. A result of the anti-takeover effect of the increase in the number of authorized shares could be that shareholders would be denied the opportunity to obtain any advantages of a hostile takeover, including, but not limited to, receiving a premium to the then current market price of our common stock, if the same was so offered by a party attempting a hostile takeover of our company. The Company is not aware of any party's interest in or efforts to engage in a hostile takeover attempt as of the date of this Proxy Statement.

The Board of Directors recommends a vote “for” approval of an amendment to Article IV of the Certificate of Formation to increase the number of authorized shares of capital stock. Unless otherwise indicated, it is the intention of the persons named in the proxy to vote shares represented by each properly executed proxy for the approval of an amendment to Article IV of the Certificate of Formation to increase the authorized capital stock.

PROPOSAL 6 – APPROVAL OF REVERSE STOCK SPLIT

The Board of Directors proposes to amend the Certificate of Formation to effect a 1 for 100 reverse stock split. Pursuant to the reverse stock split, each 100 shares of common stock outstanding on the date the Amended and Restated Certificate of Formation is filed with the Secretary of State of Texas ("Pre-Split Common Shares") will be converted automatically into one share of the common stock created by the filing of the Amended and Restated Certificate of Formation (the "Post-Split Common Shares"). The reverse stock split will occur automatically without any action on the part of holders of common stock and without regard to the date certificates representing Pre-Split Shares are physically surrendered for new certificates. After the reverse stock split, holders of our common stock will hold one-one hundredth as many shares compared to the number held before the reverse stock split. For instance, if a holder of common stock presently owns 130 shares, after the reverse stock split that holder of common stock will own 2 shares (130 divided by 100 equals 1.3 shares which, rounded up to the next whole share equals 2). Thereverse stock split will affect all of our shareholders uniformly and will not, in and of itself, affect any shareholder’s percentage ownership interests or voting rights in the Company, except to the extent that the reverse stock split results in any of our shareholders owning a fractional share, as described below. However, under the TCL and the Certificate of Formation, the Board of Directors can issue additional shares of common stock without shareholder approval, which would have the effect of diluting existing holders of common stock. There are no specific understandings, arrangements, or agreements with respect to any future issuance of shares of our Common Stock.

Reasons for the Reverse Stock Split

The Board of Directors believes that the low per-share market price of the Company’s common stock impairs the acceptability of the common stock to potential acquisition candidates, certain members of the investing public, including institutional investors, as well adversely affecting our ability to raise additional working capital. Due to the current low price of the Company’s Common Stock, the Company’s credibility as a viable business enterprise is negatively impacted. No assurance exists that any positive impact in these or other matters will result from the proposed action. Further, there is no assurance that the Company will not undertake an additional split in the future.

In addition, the Board believes that the reverse stock split and anticipated increase per share price of our common stock should also enhance the acceptability and marketability of the common stock to the financial community and investing public. Certain institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our common stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses also frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks due to, among other reasons, the trading volatility often associated with lower-priced stocks. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our common stock. It should be noted that the liquidity of our common stock may be adversely affected by the proposed reverse stock split given the reduced number of shares that will be outstanding after the reverse stock split. The Board of Directors is hopeful, however, that the anticipated higher market price inherent in some of the policies and practices of institutional investors and brokerage houses described above. No assurance exists that the opinions of the Company will prove correct.

Potential Anti-takeover Effect

Because the reverse stock split results in a decreased number of issued and outstanding shares of the Company’s common stock, it may be construed as having an anti-takeover effect. The reverse stock split is not being undertaken by the Board for this purpose. In the future the Board could, subject to its fiduciary duties and applicable law, use the increased number of authorized but unissued shares to frustrate persons seeking to take over or otherwise gain control of our Company by, for example, privately placing shares with purchasers who might side with the Board in opposing a hostile takeover bid. Shares of common stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal the Company’s bylaws or the Company’s Amended and Restated Certificate of Formation would not receive the requisite vote.

Such uses of the Company’s common stock could render more difficult, or discourage, an attempt to acquire control of the Company if such transactions were opposed by the Board of Directors. A result of the anti-takeover effect of the increase in the number of authorized shares could be that shareholders would be denied the opportunity to obtain any advantages of a hostile takeover, including, but not limited to, receiving a premium to the then current market price of our common stock, if the same was so offered by a party attempting a hostile takeover of our company. The Company is not aware of any party's interest in or efforts to engage in a hostile takeover attempt as of the date of this Proxy Statement.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

The Company intends to file the Amended and Restated Certificate of Formation with the Secretary of State of Texas on the on or about July 26, 2012 or as soon thereafter as is practicable. The reverse stock split will become effective on the date the Amended and Restated Certificate of Formation is filed (“Stock Split Effective Date”). Beginning on the Stock Split Effective Date, each certificate representing Pre-Split Shares will be deemed for all corporate purposes to evidence ownership of Post-Split Shares. As soon as practicable after the Stock Split Effective Date, holders of common stock will be notified that the reverse stock split and the name change have been effected. The Company's transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Shareholders should not destroy any certificate evidencing Pre-Split Shares. If your shares of common stock are deposited in book entry, your shares will automatically be converted to reflect the reverse stock split and the name change without any action on your part.

Fractional Shares

To avoid the existence of fractional Post Split Shares, if a holder of common stock would otherwise be entitled to receive a fractional share, the number of Post Split Shares to be received will be rounded up to the next whole share and holders of series common stock will have such fraction rounded up or down to the nearest whole share.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material federal income tax consequences of the reverse stock split and does not purport to be complete. It does not discuss any state, local, foreign, or minimum income, or other tax consequences. Also, it does not address the tax consequences to holders of common stock that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that (1) the Pre-Split Shares were, and the Post-Split Shares will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment); and (2) the reverse stock split is not part of a plan to increase, periodically, a common stock holder's proportionate interest in the assets or earnings of the company.

The tax treatment of a common stock holder may vary depending upon the particular facts and circumstances of such common stock holder. COMMON STOCK HOLDERS ARE URGED TO CONSULT WITH THEIR OWN TAX ADVISOR WITH RESPECT TO THE CONSEQUENCES OF THE REVERSE STOCK SPLIT.

No gain or loss should be recognized by a holder of common stock upon the exchange of Pre-Split Shares for Post-Split Shares pursuant to the reverse stock split. The aggregate tax basis of the Post-Split Shares received in the reverse stock split will be the same as the aggregate tax basis in the Pre-Split Shares exchanged therefor. The holding period for the Post-Split Shares will include the period during which the Pre-Split Shares surrendered in the reverse stock split were held.

No ruling from the Internal Revenue Service with respect to the matters discussed herein has been requested. Our beliefs regarding the tax consequence of the reverse stock split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

The Board of Directors recommends a vote “for” approval of an amendment to the Certificate of Formation to effect the reverse stock split. Unless otherwise indicated, it is the intention of the persons named in the proxy to vote shares represented by each properly executed proxy for the approval of an amendment to the Certificate of Formation to effect the reverse stock split.

PROPOSAL 7 – APPROVAL OF NEW CLASS OF PREFERRED STOCK

The Board of Directors has approved an amendment to Article IV of the Certificate of Formation to authorize a class of 10,000,000 shares of preferred stock and empower the Board of Directors to establish series of unissued shares of preferred stock by setting and determining the designations, preferences, limitations and relative rights of the shares, without shareholder approval. This permits the Board of Directors to meet market needs and demands for financing and acquisitions. At this time, the Board had no plans or situations for which a series of preferred stock is required.

Potential Anti-takeover Effect

The new class of preferred stock, may be construed as having an anti-takeover effect. The authorization of a new class of preferred stock is not being undertaken by the Board for this purpose. In the future the Board could, subject to its fiduciary duties and applicable law, use the preferred stock to frustrate persons seeking to take over or otherwise gain control of our Company by, for example, privately placing shares with class voting rights with purchasers who might side with the Board in opposing a hostile takeover bid. Shares of preferred stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal the Company’s by-laws or the Company’s Amended and Restated Certificate of Formation would not receive the requisite vote.

Such uses of the Company’s preferred stock could render more difficult, or discourage, an attempt to acquire control of the Company if such transactions were opposed by the Board of Directors. A result of the anti-takeover effect of the preferred stock could be that shareholders would be denied the opportunity to obtain any advantages of a hostile takeover, including, but not limited to, receiving a premium to the then current market price of our common stock, if the same was so offered by a party attempting a hostile takeover of our company. The Company is not aware of any party's interest in or efforts to engage in a hostile takeover attempt as of the date of this Proxy Statement.

The Board of Directors recommends a vote “for” an amendment to Article IV of the Certificate of Formation to create a new class of preferred stock. Unless otherwise indicated, it is the intention of the persons named in the proxy to vote shares represented by each properly executed proxy for an amendment to Article IV of the Certificate of Formation to create a new class of preferred stock.

PROPOSAL 8 – ELIMINATION OF PRE-EMPTIVE RIGHTS

The Board of Directors has approved an amendment to Article V of the Certificate of Formation to add a provision that denies pre-emptive rights. Shareholders of Texas corporations incorporated before September 1, 2003, like us, have pre-emptive rights to purchase certain shares issued by the Company. The original Certificate of Formation contained an “opt-out” of pre-emptive rights, however an amendment filed with the Texas Secretary of State on June 24, 1997, deleted the opt-out. Board of Directors is re-inserting the “opt-out” from pre-emptive rights because of the difficulties faced by a public company in providing pre-emptive rights to shareholders.

Pre-emptive rights are intended to provide shareholders the ability to maintain their same percentage ownership in a corporation by providing them a right a buy a pro-rata number of unissued or treasury shares, on the same terms and conditions that the Company sells such shares to a third party. The Board of Directors believes that the burden with complying with the statutory requirements of the TCL outweighs any advantage to the shareholders because (a) the TCL excludes from its statutory pre-emptive rights shares issued directly or upon exercise of stock options for compensatory purposes and shares issued for consideration other than money and (b) shareholders in a public company are free to purchase shares in the open market if they desire to maintain their percentage ownership of the Company.

The Board of Directors recommends a vote “for” approval of an amendment to Article V of the Certificate of Formation to eliminate pre-emptive rights. Unless otherwise indicated, it is the intention of the persons named in the proxy to vote shares represented by each properly executed proxy for an amendment to Article IV of the Certificate of Formation to eliminate pre-emptive rights.

PROPOSAL 9 – ELIMINATION OF CUMULATIVE VOTING FOR DIRECTORS

The Board of Directors has approved an amendment to Article VI of the Certificate of Formation to add a provision that eliminates cumulative voting for directors. Shareholders of Texas corporations incorporated before September 1, 2003, like us, have the right to vote cumulatively for the election of directors. The original Certificate of Formation contained an “opt-out” of cumulative voting rights, however an amendment filed with the Texas Secretary of State on June 24, 1997, deleted the opt-out. The Board of Directors is re-inserting a provision to eliminate cumulative voting in Article VI of the Amended and Restated Certificate of Formation.

The Board of Directors recommends a vote “for” approval of an amendment to Article VI of the Certificate of Formation eliminating cumulative voting for directors. Unless otherwise indicated, it is the intention of the persons named in the proxy to vote shares represented by each properly executed proxy for the approval of an amendment to Article VI of the Certificate of Formation the eliminating cumulative voting for directors.

PROPOSAL 10 – REDUCTION IN VOTE REQUIRED TO APPROVE FUNDAMENTAL CORPORATE ACTIONS

The Board of Directors has approved an amendment to Article VII of the Certificate of Formation to reduce the number of votes required to approve a fundamental corporate action. Under our existing Certificate of Formation, the affirmative vote of the holders of 51% the outstanding common stock is required to approve any amendment to the Certificate of Formation, merger, reorganization, share exchange, or sale of all or substantially all of the assets of the Company. The Board of Directors proposes to amend the existing provision to reduce the required vote to a majority of the shares entitled to vote on, and who vote for, against, or abstain from voting, at a shareholder’s meeting at which a quorum is present. The effect of the proposed change is to reduce the number of votes required to approve a fundamental corporate action. Except for the Amended and Restated Certificate of Formation, the Company is not aware of any discussions regarding any fundamental corporate action.

The Board of Directors recommends a vote “for” approval of an amendment to Article VII of the Certificate of Formation reducing the number of votes required to approve a fundamental corporate action. Unless otherwise indicated, it is the intention of the persons named in the proxy to vote shares represented by each properly executed proxy for approval of an amendment to Article VII of the Certificate of Formation reducing the number of votes required to approve a fundamental corporate action.

PROPOSAL 11 –SHAREHOLDER ACTION BY LESS THAN UNANIMOUS WRITTEN CONSENT

The Board of Directors has approved an amendment to Article VIII of the Certificate of Formation to permit shareholder action by less than unanimous written consent. Subject to the proxy rules of the Securities and Exchange Commission, the proposed change permits the shareholders of the Company to take action without notice, without a meeting, and without a vote, by executing a written consent action. Under the TCL, notice of the action taken must be given promptly to each shareholder that did not sign the written consent. Generally, actions taken by written consent require the approval of the holders of a majority of the outstanding shares. The Company believes this may reduce the expense associated with shareholder meetings and expedite the taking of shareholder action.

The Board of Directors recommends a vote “for” approval of an amendment to Article VIII of the Certificate of Formation to permit shareholder action by less than unanimous written consent. Unless otherwise indicated, it is the intention of the persons named in the proxy to vote shares represented by each properly executed proxy for the approval of an amendment to Article VIII of the Certificate of Formation to permit shareholder action by less than unanimous written consent.

PROPOSAL 12 – LIMITATION OF LIABILITY OF OUR DIRECTORS

The Board of Directors proposes to amend Article XI of the Certificate of Formation to eliminate the personal liability of a director to the Company and its shareholders for monetary damages to the fullest extent permitted by law. The TCL permits a Texas corporation to include in its Certificate of Formation a provision eliminating or limiting the personal liability of a director to a corporation or its shareholders for monetary damages for an act or omission in the director’s capacity as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith that constitute a breach of duty to the Corporation or involve intentional misconduct or a knowing violation of law, (iii) for any transaction from which the director derived any improper personal benefit, regardless of whether the benefit resulted from an action taken within the scope of such person’s duties, (iv) for an act or omission for which the liability of the director is expressly provided for by statute, or (v) for an act related to an unlawful stock repurchase or payment of a dividend.

In order for a corporation to function properly, the directors must be able to exercise independent business judgment without the fear of being second-guessed by courts and held liable for mistakes of judgment or ordinary negligence. The risk of investigations, claims, actions, suits or proceedings (including derivative actions) seeking to impose liability on directors of corporations is not uncommon. In this environment, an individual may conclude that the potential exposure to the costs and risks of proceedings in which the individual may become involved as a director exceed any benefit to the individual from serving as a director. The Board believes that, for this reason, provisions similar to the proposed amendment are routinely included in the certificate of formation of publicly traded Texas corporations.

The proposed amendment would protect the Company’s directors against personal liability to the Company and its shareholders for monetary damages for certain breaches of fiduciary duty. However, as indicated above, directors would remain liable for breaches of their duty of loyalty to the Company and its shareholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, and for transactions from which a director derives an improper personal benefit. Also, the proposed amendment would not absolve directors of liability for unlawful dividends, stock repurchases or redemptions. Finally, the proposed amendment would not eliminate or limit the liability of directors arising in causes of action brought under federal laws, including federal securities laws.

While the proposed amendment would protect directors from awards of monetary damages for certain breaches of fiduciary duty, it would not eliminate a director’s fiduciary duty. In other words, a director is still required to exercise appropriate diligence, act in good faith and otherwise comply with the standards of the TCL in carrying out the director’s duties. Accordingly, the proposed amendment would have no effect on the availability of equitable remedies such as an injunction or rescission based on a director’s breach of fiduciary duty.

The proposed amendment does not limit director liability for a director’s actions or omissions in a capacity other than as a director. For example, the amendment does not apply to officers, employees or agents, except to the extent that a director acting as in his capacity as a director also happens to be an officer, employee or agent. However, a director who is also an officer is not exempted from liability for actions taken by the director in his capacity as an officer.

The Board of Directors recommends a vote “for” approval of an amendment to Article XI of the Certificate of Formation to limit the liability of our Directors to the fullest extent permitted by the TCL. Unless otherwise indicated, it is the intention of the persons named in the proxy to vote shares represented by each properly executed proxy for the approval of an amendment to Article XI of the Certificate of Formation to limit the liability of our Directors to the fullest extent permitted by the TCL.

PROPOSAL 13 – APPROVAL OF CONFORMING CHANGES TO THE COMPANY’S CERTIFICATE OF FORMATION

The Board of Directors proposes to amend the Certificate of Formation in certain respects to conform the language of the Certificate of Formation to changes in Texas law resulting from the adoption of the TCL. These changes are:

  Amending Article II to eliminate the reference to perpetual duration which is not necessary under the TCL, and to add a provision that designates the Corporation as a “for profit” corporation as required by the TCL.

  Amending Article III to refer to the “Texas Corporation Law” instead of the “Business Corporation Act of the State of Texas” and to reword Article III as set forth in Exhibit B. The Texas Corporation Law is the replacement for the Business Corporation Act of the State of Texas.

  Amending Article IX to refer to the “Texas Corporation Law” instead of the “Business Corporation Act of the State of Texas,” to reword the indemnification provision to conform to the language and conventions of the TCL.

  Amending Article X to conform to the language and conventions of the TCL, to update the current incumbent directors, and to clarify the composition and role of the Board of Directors.

The Board of Directors recommends a vote “for” approval of the conforming changes to the Certificate of Formation contained in the Amended and Restated Certificate of Formation. Unless otherwise instructed, it is the intention of the persons named in the proxy to vote shares represented by each properly executed proxy for approval of the conforming changes to the Certificate of Formation contained in the Amended and Restated Certificate of Formation.

PROPOSAL 14 – CONVERSION OF OUTSTANDING SERIES COMMON STOCK

If approved by the holders of two-thirds of the outstanding shares of series common stock, upon filing of the Amended and Restated Certificate of Formation with the Secretary of State of Texas, each outstanding share of series common stock will automatically, without any action on the part of holders of the series common stock, be converted into approximately 1.513 shares of the common stock created by the filing of the Amended and Restated Certificate of Formation (the "Post-Split Common Shares").

Giving effect to the reverse stock split and the conversion of the series common stock into Post Split Shares, there will be approximately, 15,736,859 Post-Split Shares outstanding, with holders of Pre-split Common Shares holding approximately 786,843 Post-Split Shares comprising approximately 5% of the Post-Split Shares and holders of series common stock holding approximately 14,950,016 Post-Split Shares comprising approximately 95% of the Post-Split Shares.

The Board of Directors recommends a vote “for” the conversion of the outstanding shares of series common stock into the common stock created by the filing of the Amended and Restated Certificate of Formation. Unless otherwise instructed, it is the intention of the persons named in the proxy to vote shares represented by each properly executed proxy for approval of the conversion of the outstanding shares of series common stock into the common stock created by the filing of the Amended and Restated Certificate of Formation.

INCORPORATION BY REFERENCE

The SEC allows the Company to “incorporate by reference” information into this proxy statement, which means that the Company can disclose important information to you by referring you to other documents that we have filed separately with the SEC and made available to you with the copy of this proxy statement. The information incorporated by reference is deemed to be part of this proxy statement. This proxy statement incorporates by reference the financial statements of the Company as contained in the Company’s annual report on Form 10-K filed by the Company on April 30, 2012, which is made available together with this proxy statement on the website specified above to all Shareholders in connection with the annual meeting.

OTHER MATTERS

As of the time of preparation of this proxy statement, neither the Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this proxy statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

SHAREHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

Under the rules of the SEC, Shareholders who wish to submit proposals for inclusion in the proxy statement of the Board of Directors for the 2013 Annual Meeting of Shareholders must submit such proposals so as to be received by the Company at Sibling Entertainment Group Holdings, Inc., on or before December 31, 2012.

By Order of the Board of Directors

Gerald F. Sullivan
Chairman

Atlanta, Georgia
July 6, 2012

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE EXECUTE THE ATTACHED PROXY AND RETURN IT TO THE COMPANY BY MAIL TO 1355 PEACHTREE STREET, SUITE 1150, ATLANTA, GA 30309 OR BY FAX TO (404) 812-3101 OR BY EMAIL TO GBALBONI@KHLAWFIRM.COM. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY EXECUTED THE PROXY.

PROXY
SOLICITED BY THE BOARD OF DIRECTORS OF SIBLING ENTERTAINMENT GROUP HOLDINGS, INC.
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 26, 2012.

The undersigned hereby appoints Gerald F. Sullivan and Amy Austin, or either of them, with full power of substitution as proxies and attorneys-in-fact, to represent and to vote, as designated herein, all shares of common stock and all shares of series common stock of Sibling Entertainment Group Holdings, Inc., a Texas corporation as to which the undersigned has sole or shared voting power, including without limitation all shares of common stock and series common Stock: (a) Registered in the name of the undersigned (or any reasonable variant thereof), (b) of which the undersigned is a direct or indirect joint owner, including shares held with another person or persons as tenants in common, joint tenants, tenants by the entirety, JTWROS, or any other form of joint ownership, (c) held by any retirement plan or account (including any IRA) for the benefit of the undersigned, or (d) held by any trust, limited partnership, limited liability company of which the undersigned is a settlor, beneficiary, trustee, general partner, member, or manager, or (d) held by any corporation of which of which the undersigned is an executive officer, at the Annual Meeting of Shareholders of the Company to be held on July 26, 2012 at 1201 W. Peachtree St., Suite 3250, Atlanta, GA 30309, at 4:00 p.m. local time and at any adjournment thereof, on the matters set forth below:

Proposal 1. To elect four Directors for a term of one year and until their successors are elected and qualified.
[_] FOR Gerald F. Sullivan, Amy Austin, Rob Copenhaver, and Michael Hanlon (except as instructed below).
[_] WITHHOLD AUTHORITY to vote for the Nominees listed below

____________________________________

Proposal 2. To ratify the appointment of “Sherb & Co., LLP” as independent public accountants for the year ending December 31, 2012.
[_] FOR	[_] AGAINST	[_] ABSTAIN

Proposal 3. To approve the 2012 Sibling Group Holdings, Inc. Stock Incentive Plan.
[_] FOR	[_] AGAINST	[_] ABSTAIN

Proposal 4. To approve the ~~.~~change in the Company's name to Sibling Group Holdings, Inc.
[_] FOR	[_] AGAINST	[_] ABSTAIN

Proposal 5. To approve the increase in authorized capital stock to 500 million shares.
[_] FOR	[_] AGAINST	[_] ABSTAIN

Proposal 6. To approve the reverse stock split.
[_] FOR	[_] AGAINST	[_] ABSTAIN

Proposal 7. To approve a new class of preferred stock
[_] FOR	[_] AGAINST	[_] ABSTAIN

Proposal 8. To eliminate pre-emptive rights
[_] FOR	[_] AGAINST	[_] ABSTAIN

Proposal 9. To eliminate cumulative voting
[_] FOR	[_] AGAINST	[_] ABSTAIN

Proposal 10. To reduce the approval required for fundamental corporate actions
[_] FOR	[_] AGAINST	[_] ABSTAIN

Proposal 11. To permit shareholder action by less than unanimous written consent
[_] FOR	[_] AGAINST	[_] ABSTAIN

Proposal 12. To limit liability of our directors
[_] FOR	[_] AGAINST	[_] ABSTAIN

Proposal 13. To approve conforming changes to the company’s Certificate of Formation
[_] FOR	[_] AGAINST	[_] ABSTAIN

Proposal 14. To approve conversion of series common stock
[_] FOR	[_] AGAINST	[_] ABSTAIN

 In their discretion, upon such other matter or matters as may properly come before the meeting or any adjournment thereof. The shares represented by this proxy will be voted as directed above. IF NO DIRECTION IS GIVEN AND THE PROXY IS VALIDLY EXECUTED, THE SHARES WILL BE VOTED FOR ALL LISTED PROPOSALS. IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THAT MEETING.

___________________________	________________________________
Date	Signature of Shareholder

EXHIBIT A
2012 SIBLING GROUP HOLDINGS, INC. STOCK INCENTIVE PLAN

Sibling Group Holdings, Inc.
2012 Stock Incentive Plan

Sibling Group Holdings, Inc. 2012
Stock Incentive Plan

-i-

Cross Reference to Defined Terms

Term	Defined on Page
Acquired Shares	1
Additional Option	11
Appreciation Distribution	12
Board of Directors	1
Business	1
Business Day	1
Code
Committee
Company stock	1
Company	1
Competitor	1
Concurrent Right	12
Confidential Information	1
Covered Acts	8
Daily Price	3
Disability	1
Disloyal Act	2
Disposition	2
Exchange Act	2
Excluded Information	2
Exculpated Persons	8
Exercise Agreement	2
Exercise Price	2
Fair Value	2
Family Group	3
Immediate family	3
Incentive Shares	3
Incentive Stock Option	3
Independent Right	13
ISO-FMV	4
Material Contact	6
Mature Shares	16
Non-Employee Director	4
Non-Qualified Stock Option	4
Option	4
Over 10% Owner	4
Parent	4
Participant	4
Participant Note	4
Performing Services	5
Plan	5
Prime Rate	5
Proposed Purchase Price	5
Proposed Purchaser	5
Proprietary Information	5
Public Offering	5
Publicly Traded	5
Redemption Price	9
Re-Load Option	11
Restricted	14
Restricted Stock Award	5
Restricted Stock Award Agreement	5
Section 16 Person	5

-ii-

Securities Act	5
Start Date	6
Stock Appreciation Right	6
Stock Incentive	6
Stock Incentive Agreement	6
Stock Option Agreement	6
Stock Option Certificate	6
Subsidiary	6
Tandem Right	12
Tax Date	6
Termination of Employment	6
Trade Secret	7
Transaction	7
Transferee

-iii-

Sibling Group Holdings, Inc.
2012 Stock Incentive Plan

Section 1. Definitions.

The capitalized terms listed below are used throughout the Plan, Stock Incentive Agreements, and Exercise Agreements with the meaning thereafter ascribed:

“Acquired Shares” means Common Stock issued pursuant to the exercise or maturation of Stock Incentives awarded under the Plan, provided however, that shares of Common Stock issued pursuant to a Restricted Stock Award shall not be considered Acquired Shares until all shares awarded pursuant to such Restricted Stock Award are no longer subject to any restriction set forth in the Restricted Stock Award Agreement, other than a restriction which by its terms shall never lapse.

“Board of Directors” means the board of directors of the Company.

“Business Day” means a day on which the New York Stock Exchange is open for trading.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the committee appointed by the Board of Directors to administer the Plan or, in the absence of appointment of such committee, the Board of Directors.

“Common Stock” means the Company's common stock, par value $.0001, created by the filing of the Amended and Restated Certificate of Formation on or about July 26, 2012 or any successor securities thereto.

“Company” means Sibling Group Holdings, Inc., a Texas corporation.

“Competitor” means a Person engaged in a business like or similar to any or all of (a) the design, development, and sale of curricula, computer based education tools, and tools for improvement teacher performance for pre-schools, elementary schools, high schools, and trade, professional, and business schools, (b) the operation of an online market place for the sale of user generated curricula, computer based education tools, and tools for improvement teacher performance, (c) the management and operation of charter schools and (d) and the sale and licensing of curricula, computer based education services, and school operation and management tools (the “Business”).

“Confidential Information” means information, other than Trade Secrets, that is of value to its owner and is treated by its owner as confidential, including, but not limited to: (a) any useful process, formula, composition of matter, or device which (i) is new or which Participant has a reasonable basis to believe may be new, (ii) is being used or studied by the Company and is not described in a patent, and (iii) is not readily ascertainable from inspection of any commercially available product of the Company; (b) any engineering, technical, or product specifications of any current or future product of the Company; (c) any computer software (whether in source or object code) and all flow charts, algorithms, coding sheets, design concepts, test data, or documentation related thereto, whether or not copyrighted, patented, or patentable; (d) information concerning the Company’s pricing, licensing strategies, product roadmap, lead generation strategy, and advertising strategy; (e) information regarding Company executives, employees, personnel assignments, customers, and suppliers; (f) Company financial information; (g) Company training, policy, and procedure manuals; (h) information received by the Company from any customer or prospect of the Company or from any other third party pursuant to an obligation of confidentiality; and (i) any data or information defined herein as a Trade Secret, but which is determined by a court of competent jurisdiction not to rise to be a trade secret under applicable law.

“Disability” (a) with respect to an Incentive Stock Option has the meaning ascribed in Section 22(e)(3) of the Code and (b) with respect to any Stock Incentive that is not an Incentive Stock Option means (i) the inability to perform the duties of employment due to physical or emotional incapacity or illness, where such inability is expected to be of long-continued and indefinite duration, or (ii) the affected Participant shall be entitled to: (A) disability benefits under the Social Security disability insurance program provided by Title II of the Social Security Act, or (B) recover benefits under any long-term disability plan or policy maintained by the Company. In the event of a dispute, the determination of Disability shall be made by the Committee and shall be supported by advice of a physician competent in the area to which such Disability relates.

“Disloyal Act” means: (a) disclosure or use for an improper purpose of Trade Secrets at any time or Confidential Information during the longer of (i) the period Participant is a holder of an Option or Acquired Shares or (ii) the fifth (5th) anniversary of the Effective Date of Termination, (b) Performing Services, without the written consent or acquiescence of the Committee, (c) Soliciting Customers without the written consent or acquiescence of the Committee, or (d) Soliciting Employees without the written consent or acquiescence of the Committee. The Committee shall not be deemed to have acquiesced in a Disloyal Act, even if the Committee has actual knowledge of the Disloyal Act, unless: (A) the activities which constitute a Disloyal Act are listed on an exhibit to any employment agreement between the Company and such Participant, (B) the Participant gave written notice of the Participant’s intention to perform such Disloyal Act to the Committee not less than thirty (30) Business Days prior to the performance of such Disloyal Act, or (C) the Participant was directed in writing by an officer or a managerial employee of the Company to perform such Disloyal Act and the Participant delivers a copy of such written direction to the Committee within ten (10) days of the Committee’s request for such a copy.

“Disposition” means any conveyance, sale, transfer, assignment, pledge, or hypothecation of the Acquired Shares or any rights therein, whether such transfer is outright or conditional, inter vivos or testamentary, voluntary or involuntary, or for or without consideration, including without limitation, the right to vote the Acquired Shares and the right to possession of the Acquired Shares as collateral to secure indebtedness.

“Excluded Information” means any data or information that is described as Proprietary Information that: (a) has been voluntarily disclosed to the public by the Company or has become generally known to the public (except where such public disclosure has been made by or through a Participant or by a third person or entity with the knowledge of the Participant without authorization by the Company); (b) has been independently developed and disclosed by parties other than the Participant or the Company, without a breach of any obligation of confidentiality by any such person running directly or indirectly to the Company; or (c) otherwise enters the public domain through lawful means.

“Exchange Act” means the Securities Exchange Act of 1934.

“Exercise Agreement” means an agreement entered into by and between a Participant and the Company which sets forth the terms and conditions with respect to the Participant’s exercise of an Option and the issuance of Acquired Shares thereupon.

“Exercise Price” means the consideration which must be paid by a Participant or a Transferee to purchase one share of Common Stock upon exercise of an Option.

“Fair Value” means the value of one share of Common Stock determined as set forth below, as of the Business Day which immediately precedes the date for which Fair Value is determined.

(a)     If the Common Stock is Publicly Traded, Fair Value means the average Daily Price (as such term is defined below) over a twenty (20) Business Day period consisting of the day as of which Fair Value is being determined and the nineteen (19) consecutive Business Days prior to such date. For the purposes of computing Fair Value, the “Daily Price” for each of the twenty (20) consecutive Business Days shall be determined as follows:

(i)     If the Common Stock is listed on a securities exchange, the Daily Price is the average closing price of the Common Stock as reported by the exchange, or, if there have been no sales on a particular Business Day, the average of the last reported bid and asked quotations on such exchange at the close of business for such Business Day. If there is more than one securities exchange on which the Common Stock is listed, the securities exchange having the greatest trading volume over the preceding twenty (20) trading day period shall be used to compute the average.

(ii)     If the Common Stock is quoted on the NASDAQ National Market System, the Daily Price is the average of the representative bid and asked prices of the Common Stock quoted in the NASDAQ National Market System as of 4:00 p.m., Eastern Time.

(iii)     If the Common Stock is quoted on the NASDAQ Small Cap Issues, the Daily Price is the average of the representative bid and asked prices of the Common Stock quoted in the NASDAQ Small Cap Issues as of 4:00 p.m., Eastern Time.

(iv)     If the Common Stock is quoted on the over-the-counter market as reported by the National Quotation Bureau, the Daily Price is the average of the highest bid and asked prices of the Common Stock on the over-the-counter market as reported by the National Quotation Bureau.

(b)     If the Common Stock is not Publicly Traded, Fair Value means an amount determined by the Committee in good faith. In making the determination of the Fair Value pursuant to this subparagraph (a) the Committee shall assume: (x) that the value of the Company is equal to the amount which would be paid in cash for the Company, as a going concern, by an unaffiliated third party buyer, and may take into account such additional factors as may be relevant to such valuation, including, without limitation, the absence of a trading market for the Common Stock and such other facts and circumstances as may be material, in the judgment of the Committee, and (y) that the Fair Value of one share of Common Stock is equal to the amount that would be distributed to a holder of one share of Common Stock in a liquidation after all liabilities have been satisfied and all preferential amounts and participatory amounts required by outstanding Preferred Stock have been paid The Fair Value established by the Committee shall, in the absence of manifest error, be final, binding, and conclusive upon the Company and all affected Participants.

“Family Group” means with respect to any Participant, the Participant's spouse, any member of the immediate family of the Participant or the Participant’s spouse, and any trust established for the benefit of the Participant, the Participant's spouse, and any member of the immediate family of the Participant or the Participant’s spouse. As used in the preceding sentence, “immediate family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

“Incentive Shares” means the shares of Common Stock issuable upon exercise or payment of all amounts due in respect of an outstanding Stock Incentive.

“Incentive Stock Option” means an incentive stock option, as defined in Section 422 of the Code, which is awarded under the Plan.

“ISO-FMV” means the Fair Value of one (1) share of Common Stock, determined without consideration of any discounts or restrictions, except a restriction which, by its terms, will never lapse.

“Non-Employee Director” means a member of the Board of Directors who:

(a)     is not currently, and has not in the past been, an officer or otherwise employed by the Company, its Parent, or any Subsidiary;

(b)     does not receive compensation directly or indirectly from the Company, its Parent, or any Subsidiary, for services rendered as a consultant or in any capacity other than as a director, except for compensation in an amount for which disclosure would not be required pursuant to Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act of 1933;

(c)     does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act of 1933; and

(d)     is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act of 1933.

“Non-Qualified Stock Option” means a stock option awarded under the Plan which does not qualify as an Incentive Stock Option.

“Option” means a Non-Qualified Stock Option or an Incentive Stock Option.

“Over 10% Owner” means an individual who, at the time an Incentive Stock Option is granted, owns Common Stock possessing more than ten percent (10%) of the total combined voting power of the Company, or one of its Parents or Subsidiaries, determined by applying the attribution rules of Section 424(d) of the Code.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if (with respect to Incentive Stock Options, at the time of granting of the Option), each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

“Participant” means an individual who receives a Stock Incentive.

“Participant Note” means a promissory note of a Participant given to the Company in payment of the exercise price of an Option or the purchase price of a Restricted Stock Award. Any Participant Note shall bear interest at the applicable federal rate in effect on the date of the exercise of an Option or the grant of a Restricted Stock Award (which ever is applicable), and such interest shall be payable or accrue on the terms established by the Committee in its sole discretion. The term of any Participant Note shall not exceed five (5) years, provided however, that such Participant Note shall become immediately due and payable upon consummation of a Transaction in which the Participant will receive cash or marketable securities. Each Participant Note shall be secured by all Acquired Shares acquired by the Participant upon the exercise of the Option or all Incentive Shares acquired by the Participant upon the grant of the Restricted Stock Award, and in either case, any and all earnings thereon. The Company shall have a general right of recourse against the Participant for payment under any Participant Note. The Committee shall have no power or authority to authorize a Participant Note for a person who is subject to the prohibition of personal loans to executives in Section 402 of Sarbanes-Oxley, as codified in Section 13(k) of the Securities Exchange Act of 1934 and such Participant Note shall be void ab initio.

“Performing Services” means that a Participant performs services for a Competitor that are substantially the same as the services such Participant performs or performed for the Company, during (a) the time such Participant performs services for the Company, its parent, or a subsidiary and (b) the twelve (12) month period which commences on the Effective Date of Termination.

“Plan” means the Sibling Group Holdings, Inc. 2012 Stock Incentive Plan.

“Prime Rate” means the “prime rate” as published in The Wall Street Journal (Eastern Edition) under its “Money Rates” column or, if no longer published as such, the rate of interest announced from time to time by Bank of America as its prime rate, base rate, or reference rate. If The Wall Street Journal publishes more than one “prime rate” under its “Money Rates” column or a range of rates, then the Prime Rate shall be the average of such rates.

“Proprietary Information” means Trade Secrets and Confidential Information.

“Public Offering” means the offering for sale by the Company of Common Stock pursuant to an effective registration statement filed in accordance with the Securities Act of 1933, as amended, or any comparable law then in effect, which results in gross proceeds to the Company in excess of five million dollars ($5,000,000). The effective date of any such Public Offering shall be the first day on which the securities covered thereby may lawfully be offered and sold pursuant to such registration statement.

“Publicly Traded” means that the Common Stock of the Company is: (a) listed on any securities exchange, or (b) quoted on any nationally recognized interdealer quotation system and the Company is subject to the reporting requirements of, and has filed all reports required under, Section 13 or 15(d) of the Exchange Act.

“Restricted Stock Award” means a restricted stock award awarded pursuant to the Plan.

“Restricted Stock Award Agreement” means a written agreement between the Company and a Participant evidencing a Restricted Stock Award.

“Section 16 Person” means a person subject to Section 16 of the Exchange Act.

“Securities Act” means the Securities Act of 1933.

“Soliciting Customers” means that a Participant or an Affiliate of a Participant (a) solicits or attempts to solicit any customer or prospect of the Company with whom the Participant had Material Contact with a view toward the sale or provision of any product, technology, software, or service that is competitive with, or is a substitute for, any product, technology, software, or service offered by the Company or under development by the Company or (b) offers any inducement to any of the Company’s customers with whom the Participant had Material Contact during Participant’s employment with the Company to terminate such customer’s relationship with the Company, during the time such Participant performs services for the Company, its parent, or a subsidiary and the twelve (12) month period which commences on the Effective Date of Termination. For purposes of this definition, “Material Contact” with a person or entity means that the means that the affected Participant worked with, supervised the Company’s dealings with, obtained confidential information from, performed any act or service resulting in payment from, or took any other action which advanced the business relationship between the Company and such person or entity.

“Soliciting Employees” means that a Participant or an Affiliate of a Participant (a) hires or attempts to hire, or engages or attempts to engage as an independent contractor, any person that is or was employed by the Company or (b) offers any inducement to any person that is or was employed by the Company to terminate such employee’s employment by the Company, during the time such Participant performs services for the Company, its parent, or a subsidiary and the twelve (12) month period which commences on the Effective Date of Termination, provided that this restriction shall cease with respect to any former employee of the Company once such former employee has not been employed by the Company for at least nine (9) months.

“Start Date” means the first day of a Participant’s employment with Company, its parents or subsidiaries, or any predecessor to the Company.

“Stock Appreciation Right” means a stock appreciation right awarded pursuant to the Plan.

“Stock Appreciation Right Agreement” means a written agreement between the Company and a Participant evidencing a Stock Appreciation Right.

“Stock Incentive” means an Incentive Stock Option, a Non-Qualified Stock Option, a Restricted Stock Award, or a Stock Appreciation Right.

“Stock Incentive Agreement” means a written agreement between the Company and a Participant evidencing a Stock Incentive.

“Stock Option Agreement” or “Stock Option Certificate” means a written agreement between the Company and a Participant evidencing an Option.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if (with respect to Incentive Stock Options, at the time of the granting of the Option) each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

“Tax Date” means the date on which the amount of any tax required to be withheld is determined.

“Termination of Employment” means the termination of the relationship between a Participant and the Company (and its Parents and Subsidiaries) pursuant to which such Participant provides services to the Company (or its Parents and Subsidiaries) as a consultant, employee, director, or in any other capacity in which such Participant receives compensation from the Company (or its Parents and Subsidiaries) for services rendered. Such termination may be for any reason, including, without limitation, a termination of such relationship by resignation of the Participant, discharge, death, Disability, or retirement. The Committee shall, in its absolute discretion, determine the occurrence and effect of all matters and questions relating to Termination of Employment, and such determination shall be conclusive, final, binding, and nonappealable.

“Trade Secret” means information, without regard to form, including, but not limited to, technical or nontechnical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, financial data, financial plans, product plans, or a list of actual or potential customers or suppliers which is not commonly known by or available to the public and which information: (a) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and (b) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

“Transaction” means any: (a) dissolution or liquidation of the Company; (b) merger, consolidation, business combination, reorganization, or similar transaction in which the holders of a majority of the issued and outstanding common stock immediately prior to the consummation of such transaction hold less than a majority of the issued and outstanding common stock, or equity interests which are equivalent to common stock, of the surviving corporation or entity resulting from such transaction; (c) statutory share exchange in which the Company is not the parent of the resulting entity in such share exchange; (d) sale or transfer (other than as security for the Company's obligations) of all or substantially all of the assets of the Company to an unrelated person or entity; or (e) sale or transfer of fifty percent (50%) or more of the issued and outstanding shares of Common Stock by the holders thereof in a single transaction or in a series of related transactions, except that a distribution of shares of Common Stock by a holder that is a corporation, limited liability company, partnership, or trust to: (x) the employees, officers, and/or directors of such holder, (y) the shareholders, partners, other equity security holders, or beneficiaries of such holder, or (z) to any Parent or Subsidiary, for no consideration, shall not be deemed a sale or transfer for purposes of this clause.

“Transferee” means the estate, or the executor or administrator of the estate, of a deceased Participant, or the personal representative of a Participant suffering a Disability, or a subsequent transferee of a Transferee.

Section 2. Stock Incentive Plan

Section 2.1     Plan Purpose. The Plan has been established by to (a) attract and retain persons eligible to participate in the Plan; (b) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (c) provide incentive compensation opportunities that are competitive with those of other similar companies; and (d) further identify Participants’ interests with those of the Company’s other shareholders through compensation that is based on the Company’s common stock; and thereby promote the long-term financial interest of the Company and the Subsidiaries, including the growth in value of the Company’s equity and enhancement of long-term shareholder return.

Section 2.2     Stock Subject to the Plan. Subject to adjustment in accordance with Section 8.2 hereof, Ten Million (10,000,000) shares of Common Stock (the “Total Reserved Shares”) are hereby reserved exclusively for issuance pursuant to the exercise or maturation of Stock Incentives granted under the Plan. At no time shall the Company have outstanding Incentive Shares and Acquired Shares in excess of the Total Reserved Shares, minus the number of Acquired Shares acquired by the Company pursuant to Section 8.2 hereof. Acquired Shares may be either authorized and unissued Common Stock or Common Stock held in the treasury of the Company, as shall be determined by the Committee. If an Option or Stock Appreciation Right expires or terminates for any reason without being exercised in full, or if Acquired Shares or Incentive Shares issued under a Restricted Stock Award are transferred back to the Company pursuant to the restrictions in the Plan or in the Restricted Stock Award Agreement, the Incentive Shares subject to such Option or Stock Appreciation Right, or the Acquired Shares transferred back to the Company pursuant to such restrictions, shall again be available for purposes of the Plan.

Section 2.3     Plan Administration. The Plan shall be administered by the Committee. The Committee shall have full and plenary power and authority in its discretion to determine the directors, officers, employees, and consultants of the Company to whom Stock Incentives shall be granted and the terms and provisions of all Stock Incentives. The Committee shall have full and plenary power and authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Stock Incentive Agreements, and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions shall be final and binding on all Participants. None of the Board of Directors or any member thereof, the Committee or any member thereof, any officer or delegate of any of the foregoing (collectively, the “Exculpated Persons”), shall be liable to anyone for any act, omission, interpretation, construction, or determination made in good faith in connection with Plan (collectively, the “Covered Acts”). Each Exculpated Person shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense, including without limitation reasonable attorneys’ fees, arising out of or resulting from any Covered Act to the fullest extent permitted by law, any indemnification agreement between any Exculpated Person and the Company, and/or under any applicable insurance coverage which may be in effect from time to time. The Committee may delegate to the president or chief executive officer of the Company the right to grant stock incentives to any person that is not a Section 16 Person

Section 2.4     Composition of Committee. At all times that the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Committee shall include at least two (2) or more Non-Employee Directors, who shall solely determine grants and all other matters relating to the Plan in respect of Section 16 Persons.

Section 2.5     Eligibility. Stock Incentives may be granted only to directors, officers, employees, and consultants of the Company or a Parent or Subsidiary of the Company; provided however, that an Incentive Stock Option may only be granted to an employee of any such entity.

Section 3. Terms and Conditions of Stock Incentives

Every Stock Incentive granted under the Plan shall conform to the following provisions of the Plan and may contain such other terms and conditions as are not inconsistent with the Plan, and as the Committee determines are advisable and in the interest of the Company:

Section 3.1     Number of Shares. The number of Incentive Shares subject to a Stock Incentive shall be determined by the Committee in its sole discretion, subject to the limitations of Section 2.2 of the Plan. The number of Incentive Shares shall be set forth in the Stock Incentive Agreement, and shall be subject to adjustment as provided in Section 8.2 hereof.

Section 3.2     Stock Incentive Agreement. Each Stock Incentive shall be evidenced by a Stock Incentive Agreement executed by the Company and the Participant, which shall be in such form and contain such terms and conditions as the Committee in its discretion may, subject to the provisions of the Plan, from time to time determine.

Section 3.3     Date of Grant. The date a Stock Incentive is granted shall be the date on which the Committee has approved the terms and conditions of the Stock Incentive Agreement, has determined the recipient of the Stock Incentive, the number of Incentive Shares subject to the Stock Incentive, and has taken all such other action necessary to complete the grant of the Stock Incentive. Such date shall be set forth in the Stock Incentive Agreement and identified as the grant date.

Section 3.4     Redemption of Stock Incentives. Notwithstanding anything to the contrary contained herein or in any Stock Incentive Agreement, the Company shall have the absolute right to redeem any or all outstanding Stock Incentives from any or all Participants in connection with a Transaction for an amount which, with respect to each Participant, represents the Committee’s best estimate of the amount and type of consideration a holder of the number of shares of Common Stock equal to the number of vested Incentive Shares held by such Participant would receive in the Transaction after deduction of the Exercise Price and all legal, accounting, and other expenses incurred in the Transaction, and satisfaction of excluded liabilities and indebtedness not assumed in the Transaction (the “Redemption Price”), and subject to such other terms and conditions set by the Committee. If the Company calls any or all of the outstanding Stock Incentives for redemption, the affected Participants shall be under a mandatory obligation to sell their Stock Incentives to the Company at the Redemption Price and upon such other terms as may be established by the Committee. In the event a Participant fails to deliver a Stock Incentive for redemption to the Company in accordance with this Section 3.4, the Company may terminate and cancel any Stock Incentive upon delivery of the Redemption Price to such Participant, whereupon all rights of such Participant under the Stock Incentive shall be extinguished.

Section 3.5     Certain Termination Events. Unless otherwise set forth in a Stock Incentive Agreement, an outstanding Stock Incentive shall terminate upon the first to occur of any of the following events:

(a)     5:00 p.m. Eastern Time on the date on which the Committee determines that a Participant holding a Stock Incentive has committed a Disloyal Act; provided however, that the Committee may retroactively terminate the Stock Incentives of such Participant as of the date such Disloyal Act occurred;

(b)     5:00 p.m. Eastern Time on the tenth anniversary of the date set forth in the Stock Incentive Agreement as the grant date;

(c)     5:00 p.m. Eastern Time on the date of closing of a Transaction;

(d)     If the Stock Incentive is not an Incentive Stock Option, 5:00 p.m. Eastern Time 60 days after the Effective Date of Termination of the Participant holding the Stock Incentive, provided however, if Termination of Employment results from death or Disability of such Participant, the Stock Incentive shall not terminate until 5:00 p.m. Eastern Time on the first anniversary of the Effective Date of Termination;

(e)     If the Stock Incentive is an Incentive Stock Option, 5:00 p.m. Eastern Time three months after a Termination of Employment of the Participant holding the Stock Incentive, provided however, if Termination of Employment results from death or Disability of such Participant, the three month period shall be extended to a 12 month period;

(f)     5:00 p.m. Eastern Time on the date the Stock Incentive is redeemed pursuant to Section 3.4 of the Plan; or

(g)     5:00 p.m. Eastern Time on the date a substituted stock option is issued pursuant to Section 4.7 of the Plan in replacement of any Option issued under the Plan.

Section 3.6     Effect of a Transaction. Upon the consummation of a Transaction and subject to the terms and conditions of the Plan, all then outstanding Stock Incentives will be subject to the applicable Transaction agreements, and may be continued, assumed, substituted, accelerated, or redeemed as provided for in the Transaction agreements, the Stock Incentive Agreements, or the terms of this Plan.

Section 4. Options

Every Option granted under the Plan shall be evidenced by a Stock Option Agreement which conforms to the following provisions of the Plan, and which may contain such other terms and conditions as are not inconsistent with the Plan, and as the Committee determines are advisable and in the interest of the Company under the circumstances.

Section 4.1     Type of Option. At the time any Option is granted, the Committee shall determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option shall be clearly identified as either an Incentive Stock Option or a Non-Qualified Stock Option. At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the Acquired Shares purchased pursuant to the Option to clearly identify them as Acquired Shares purchased upon exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted or approved by the Company's shareholders.

Section 4.2     Exercise Price. The Exercise Price of each Option granted under the Plan shall be set forth in the Stock Option Agreement evidencing such Option. The Exercise Price shall be subject to adjustment in accordance with Section 8.2 hereof; provided however, that the Exercise Price of any Incentive Stock Option that is granted to a Participant who is not an Over 10% Owner shall not be less than the ISO-FMV on the date the Incentive Stock Option is granted; and provided further, that the Exercise Price of any Incentive Stock Option that is awarded to a Participant who is an Over 10% Owner shall not be less than one hundred ten percent (110%) of the ISO-FMV on the date the Incentive Stock Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Incentive Stock Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

Section 4.3     Term of Option. The term of any Option shall be as set forth in the applicable Stock Option Agreement; provided however, that the term of any Incentive Stock Option granted to a Participant who is not an Over 10% Owner shall not exceed ten (10) years after the date the Option is granted, and provided further, that the term of any Incentive Stock Option granted to an Over 10% Owner shall not exceed five (5) years after the date the Option is granted.

Section 4.4     Payment of Exercise Price. The Exercise Price of any Option shall be paid in cash, or, after a Public Offering with the consent of the Committee, by a cashless exercise through a brokerage transaction or by delivery, free and clear of any and liens and encumbrances, of a number of shares of Common Stock, that have been held by the participant for at least six (6) months, having a fair market value equal to the aggregate Exercise Price of the number of shares of Common Stock which are being acquired upon exercise of the Option. The Committee may, but shall not be obligated to, accept payment of the Exercise Price by a Participant Note. No Acquired Shares shall be issued or delivered upon exercise of an Option until full payment of the Exercise Price has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a shareholder until Acquired Shares are issued upon exercise of the Option. In connection with the exercise of an Option, the Participant shall pay all applicable federal, state, and local taxes in the manner contemplated by Section 8.1.

Section 4.5     Vesting; ISO Limits on Vesting. Each Option granted under the Plan shall be exercisable for the number of shares as determined at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Option Agreement; provided however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part. To the extent that the aggregate ISO-FMV (determined as of the grant date) of Incentive Shares issuable upon exercise of Incentive Stock Options that are exercisable for the first time by a Participant during any calendar year under all plans of the Company, its Parents, and its Subsidiaries exceeds One Hundred Thousand Dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-Qualified Stock Options.

Section 4.6     Nontransferability of Options. Except as provided in Section 4.7 below, an Option shall not be transferable or assignable except by will or by the laws of descent and distribution, and shall be exercisable during the Participant's lifetime only by the Participant, or in the event of the Disability of the Participant, by the Participant’s Transferee.

Section 4.7     Substitution of Previously Issued Options.

(a)     Notwithstanding anything to the contrary in the Plan, any Option granted in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Section 424(a) of the Code is applicable, may provide for an Exercise Price computed in accordance with Section 424(a) of the Code and the regulations thereunder, and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

(b)     The Company shall have the absolute right in connection with any merger, consolidation, business combination, reorganization, or similar transaction to negotiate for the substitution of all or part of the outstanding Options for options issued by the surviving entity, or its parent or a subsidiary of such surviving entity, provided, that the number of shares subject to such substituted option, the number of shares “vested” or otherwise immediately exercisable thereunder, the exercise price of such substituted option, and all other terms and conditions of such substituted option are such that the Participant is in substantially the same economic position after receiving the substitute option as such Participant was in immediately prior to such substitution. The Company shall use best efforts to cause any such substituted option to be issued at the closing of the Transaction.

Section 4.8     Re-Load Options. The Committee shall have the authority (but not an obligation) to designate any Option as a Re-Load Option, which shall have the effect of incorporating the terms of this Section 4.8 in the applicable Option Agreement. If the Committee designates an Option as a Re-Load Option (a “Re-Load Option”), then in event the Participant exercises the Re-Load Option, in whole or in part, by surrendering other shares of Common Stock as and to the extent permitted pursuant to Section 4.2 of the Plan, a new Option (an “Additional Option”) shall be granted to such Participant having the following terms and conditions: (a) the number of number of shares of Common Stock issuable upon exercise of such Additional Option shall be equal to the number of shares of Common Stock surrendered as part or all of the exercise price of the Re-Load Option; (b) the expiration date of such Additional Option shall be the same as the expiration date of the Re-Load Option; and (c) the exercise price of such Additional Option shall be the ISO-FMV on the date of grant. If the Re-Load Option is an Incentive Stock Option, then any Additional Option granted pursuant to this Section 4.8 shall also be an Incentive Stock Option, unless the Participant is not eligible to receive an Incentive Stock Option, in which event, the Additional Option shall be a Non-Qualified Stock Option. If the Re-Load Option is a Non-Qualified Stock Option, then any Additional Option granted pursuant to this Section 4.8 shall also be a Non-Qualified Stock Option. Any Additional Option that is an Incentive Stock Option shall be subject to all of the provisions of the Plan applicable to Incentive Stock Options, including the limitation on the vesting described in Section 4.5 of the Plan and in Section 422(d) of the Code. No Additional Option shall be a Re-Load Option. The Company’s obligation to grant any Additional Options pursuant to this Section 4.8 is subject to the availability of sufficient number of Total Reserved Shares at the time of grant of an Additional Option. If there is an insufficient number of Total Reserved Shares to grant an Additional Option, the Company shall have no further obligation under this Section 4.8 to grant such Additional Option. Each Additional Option shall be subject to such other terms and conditions as the Committee may determine which are not inconsistent with the express provisions of the Plan.

Section 5. Stock Appreciation Rights

Every Stock Appreciation Right awarded under the Plan shall be evidenced by a Stock Appreciation Right Agreement that conforms to the following provisions of the Plan and which may contain such other terms and conditions as are not inconsistent with the Plan, and as the Committee determines are advisable and in the interest of the Company:

Section 5.1     Award. A Stock Appreciation Right may be awarded in connection with all or any portion of a previously or contemporaneously granted Option or not in connection with an Option. A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of: (a) the Fair Value of a specified number of Incentive Shares at the time of exercise, minus (b) a specified price which shall be not less than the Exercise Price for that number of Incentive Shares, in the case of a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, or, in the case of any other Stock Appreciation Right, not less than one hundred percent (100%) of the Fair Value of the specified number of Incentive Shares at the time the Stock Appreciation Right was awarded. A Stock Appreciation Right granted in connection with the grant of an Option may only be exercised to the extent that the related Option has not been exercised. The exercise of a Stock Appreciation Right shall result in a pro rata surrender of any related Option to the extent the Stock Appreciation Right has been exercised.

Tandem Rights. A “Tandem Right” means a Stock Appreciation Right granted appurtenant to an Option which is subject to the same terms and conditions applicable to the particular Option to which it pertains except that the Tandem Right shall require the Participant to elect between (x) the exercise of the underlying Option and (y) the surrender, in whole or in part, of such Option in exchange for a payment pursuant to the Stock Appreciation Right (an “Appreciation Distribution”). The Appreciation Distribution payable upon the exercise of the Tandem Right shall be in cash (or, if so provided, in an equivalent number of Incentive Shares based upon Fair Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Value (on the date of the Option surrender) of the number of Incentive Shares covered by that portion of the surrendered Option in which the Participant is then vested over (B) the aggregate Exercise Price payable for such vested Incentive Shares.

Concurrent Rights. A “Concurrent Right” means a stock appreciation right granted appurtenant to an Option which applies to all or a portion of the shares of Common Stock subject to the underlying Option and which is subject to the same terms and conditions applicable to the particular Option grant to which it pertains with the following exceptions: A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of Common Stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of Common Stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as determined by the Committee at the time of the grant of the excess of (i) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of Common Stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (ii) the aggregate exercise price paid for such shares.

Independent Rights. An “Independent Right” means a stock appreciation right granted independently of any Option but which is subject to the same terms and conditions applicable to a Non-Qualified Stock Option with the following exceptions: An Independent Right shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (i) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (ii) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of Common Stock based on Fair Market Value on the date of the exercise of the Independent Right.

Section 5.2     Payment under Stock Appreciation Right. Upon exercise or payment of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash, or by issuance of Acquired Shares (at the aggregate Fair Value on the date of payment or exercise), as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.

Section 5.3     Exercise. Each Stock Appreciation Right shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Appreciation Right Agreement; provided however, that subsequent to the award of a Stock Appreciation Right, the Committee, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised in whole or in part.

Section 5.4     Nontransferability of Stock Appreciation Rights. A Stock Appreciation Right shall not be transferable or assignable, except by will or by the laws of descent and distribution, and shall be payable during the Participant's lifetime only to the Participant, or in the event of the Disability of the Participant, to the legal representative of the Participant.

Section 5.5     Effect of Termination of Employment. Stock Appreciation Rights, and all rights thereunder, terminate upon Termination of Employment, except that, if Termination of Employment is the result of death or Disability, no additional Incentive Shares shall become vested, however, the Stock Appreciation Right shall not terminate and shall remain in full force and effect, and shall be exercisable by the Transferee upon the consummation of a Transaction upon compliance with the terms of this Plan and the terms of the Stock Appreciation Right Certificate.

Section 6. Restricted Stock Awards

Every Restricted Stock Award awarded under the Plan shall be evidenced by a Restricted Stock Award Agreement that conforms to the following provisions of the Plan and which may contain such other terms and conditions as the Committee determines are advisable and in the interest of the Company. In the event that the express terms of a Restricted Stock Award conflict with the express terms of the Plan, the express terms in the Restricted Stock Award Agreement shall govern the rights and obligations of the Participant and the Company.

Section 6.1     Award. Incentive Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions for such periods of time as determined by the Committee and set forth in the written agreement evidencing the Restricted Stock Awards (the “Restricted Stock Award Agreement”). The Committee shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restriction periods with respect to any part or all of the Incentive Shares subject to a Restricted Stock Award.

Section 6.2     Payments Due the Company under Restricted Stock Award. As a condition precedent to the delivery of any Incentive Shares subject to a Restricted Stock Award Agreement to a Participant, the Committee may require a cash payment from the Participant in an amount no greater than the aggregate Fair Value of the Incentive Shares awarded pursuant to the Restricted Stock Award, determined by the Committee as of the date a Restricted Stock Award is granted by the Committee. The Committee may, but shall not be obligated to, accept a Participant Note in lieu of a cash payment. In connection with the grant of a Restricted Stock Award, the Participant shall pay all applicable federal, state, and local taxes in the manner contemplated by Section 8.1.

Section 6.3     Rights as Shareholder. Upon the execution and delivery of a Restricted Stock Award Agreement by the Company and the Participant, and the payment of any purchase price associated therewith, any Participant holding a Restricted Stock Award shall have and possess all of the rights of a shareholder of a Texas corporation with respect to the voting of the Incentive Shares awarded pursuant to such Restricted Stock Award, subject to the Company’s then effective Certificate of Formation and Bylaws, and such other restrictions as may be incorporated in the Restricted Stock Award Agreement or in any Participant Note executed in conjunction therewith. Unless the Committee shall otherwise determine, certificates evidencing the Incentive Shares awarded to any Participant pursuant to a Restricted Stock Award shall remain in possession of the Company until such shares are Acquired Shares. Any Participant receiving a Restricted Stock Award, shall be required in the Restricted Stock Award Agreement to execute and deliver to the Company, as a condition precedent to receipt of the Restricted Stock Award, a stock power endorsed in blank.

Section 7 Restrictions on Acquired Shares

Section 7.1     Mandatory Sale. If the Board of Directors and/or the holders of a majority of the outstanding shares of Common Stock approve a Transaction with an independent third party, each Participant shall, upon request of the Board of Directors, consent to, raise no objection to, and support the Transaction. If the Transaction is structured as a sale of Common Stock by the holders thereof, each Participant holding Acquired Shares shall sell, subject to the consummation of such Transaction, all such Acquired Shares to such buyer on the terms and conditions approved by the Board of Directors or the holders or a majority of the outstanding shares of Common Stock. The right of first refusal provided in shall be inapplicable to a sale effected under this Section 7.1.

Section 7.2     Disloyal Acts. The Company shall have the following rights with respect to any Participant who commits a Disloyal Act:

(a)     If a Disloyal Act is committed by a Participant that is a holder of Acquired Shares, all Acquired Shares held by such Participant shall be canceled upon the books and records of the Company, and the Company shall deliver to the Participant an unsecured promissory note having the other terms of a Call Note, in a principal amount equal to the product of the lesser of Fair Value or the Exercise Price paid by such Participant or the amount of consideration otherwise paid for each Acquired Share multiplied by the number of Acquired Shares being canceled. The cancellation of such Acquired Shares shall be effective as of the date on which the Company delivers the promissory note to the Participant in accordance with this Section 7.2(a) .

Section 7.3     Lockup Agreement in Public Offering. Each holder of Acquired Shares shall execute any form of “lockup agreement” required by any managing underwriter(s) in connection with any Public Offering, provided that no holder of Acquired Shares shall be required to sign such a lockup agreement unless all holders of Acquired Shares are also required to execute such agreements.

Section 7.4     Termination of Restrictions, Legends. The restrictions on transfer of Acquired Shares contained in this Section 7 shall continue in effect until the twentieth (20th) anniversary of the date of this Plan. Any certificate issued by the Company that represents any Acquired Shares shall contain the following legend:

TRANSFER IS RESTRICTED

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL AND OTHER RESTRICTIONS ON TRANSFER SET FORTH IN THE SIBLING GROUP HOLDINGS, INC. 2012 STOCK INCENTIVE PLAN, A COPY OF WHICH IS AVAILABLE FROM THE COMPANY.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR APPLICABLE STATE BLUE SKY LAWS (THE “LAWS”), AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR HYPOTHECATED UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION UNDER SUCH ACT AND SUCH LAWS COVERING SUCH SECURITIES, (2) THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT AND AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE LAWS IS AVAILABLE, OR (3) THE ISSUER RECEIVES AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND THE LAWS.

Section 7.5     Removal of Legends. Any legend endorsed on a certificate pursuant to Section 7.4, and any stop transfer instructions with respect to the Acquired Shares, shall be removed and the Company shall issue a certificate without such legend to the holder thereof, if such Acquired Shares are (a) registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available or (b) the holder of Acquired Shares delivers an opinion of counsel acceptable to the Company to the effect that such legend is no longer required under the Securities Act.

Section 8 General Provisions

8.1     Withholding. Whenever the Company issues Acquired Shares under the Plan, or upon the vesting of any Restricted Stock Award, the Participant shall remit to the Company an amount sufficient to satisfy all federal, state, and local withholding tax requirements prior to the delivery of any certificate or certificates for Acquired Shares or the vesting of such Restricted Stock Award. A Participant may pay such withholding taxes in cash, or with the consent of the Committee, by delivery of a number of Mature Shares of Common Stock which, when multiplied by the Fair Value of such shares of Common Stock, determined as of the Tax Date, is sufficient to satisfy all federal, state, and local tax withholding obligations arising from the issuance or vesting of such shares of Common Stock. As used in the preceding sentence, “Mature Shares” are shares of Common Stock which have been held by the Participant for a period of at least six months prior to the Tax Date.

Section 8.2     Changes in Capitalization; Merger; Liquidation. The Total Reserved Shares under the Plan, and the number of Incentive Shares and the Exercise Price of each outstanding Stock Incentive shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or combination of shares of Common Stock, the payment of a stock dividend in shares of Common Stock to holders of outstanding securities, or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Company.

(a)     If the Company shall be the surviving corporation in any merger or consolidation, recapitalization, or reclassification of shares of Common Stock, or similar reorganization, an appropriate adjustment shall be made to the Total Reserved Shares under the Plan and to each outstanding Stock Incentive such that the Participant shall be entitled to purchase or receive, as the case may be, the number and class of securities which a holder of the number of shares of Common Stock equal to the number of Incentive Shares subject to such Stock Incentive at the time of such transaction would have been entitled to receive as a result of such transaction, and, if necessary, a corresponding adjustment shall be made in the Exercise Price of each outstanding Stock Incentive.

(b)     In the event of any other changes in capitalization of the Company, the Committee shall make such additional adjustments in the number and class of Incentive Shares subject to outstanding Stock Incentives, and with respect to which future Stock Incentives may be granted, as the Committee, in its sole discretion, shall deem equitable or appropriate. Any adjustment pursuant to this Section 8.2 may provide, in the Committee's discretion, for the elimination of any fractional Incentive Shares that might otherwise become subject to any Stock Incentive without payment therefor.

(c)     Except for the adjustments in Section 8.2(a) and Section 8.2(b) the holder of a Stock Incentive shall have no rights by reason of any: subdivision or combination of shares of stock of any class, payment of any stock or cash dividend, or any other increase or decrease in the number of shares of Common Stock, or by reason of any Transaction or distribution to the Company's shareholders of assets or stock of another corporation. The existence of the Plan and any Stock Incentives granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization, or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

Section 8.3     Investment Representations. As a condition precedent to the issuance of any Acquired Shares pursuant to any Stock Incentive, the Participant receiving such Acquired Shares shall represent and agree as follows:

(a)     The Acquired Shares are being acquired by Participant for Participant’s own account, without the participation of any other person, with the intent of holding the Acquired Shares for investment, and without the intent of participating, directly or indirectly, in a distribution of the Acquired Shares, or for resale in connection with, any distribution of the Common Stock of the Company.

(b)     Participant is not acquiring the Acquired Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Acquired Shares, but rather upon an independent examination and judgment as to the prospects of the Company.

(c)     Participant understands and agrees that the Acquired Shares will be issued and sold to Participant without registration under the Securities Act and any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the Securities Act of 1933, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder.

(d)     The Acquired Shares cannot be offered for sale, sold, or transferred by Participant other than pursuant to: (A) an effective registration under the Securities Act of 1933 or in a transaction otherwise in compliance with the Securities Act of 1933; (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions; and (C) compliance with all terms and conditions of the Plan and the corresponding Stock Incentive. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws, the Plan, and any Stock Incentive.

(e)     The Company will be under no obligation to register the Acquired Shares, or to comply with any exemption available for sale of the Acquired Shares without registration or filing. The information or conditions necessary to permit routine sales of securities of the Company under Rule 144 of the Securities Act of 1933 are not now available, and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Acquired Shares.

(f)     The agreements, representations, warranties, and covenants made by Participant herein extend to and apply to all of the Acquired Shares issued to Participant pursuant to any Stock Incentive. Acceptance by Participant of a certificate representing Acquired Shares shall constitute a confirmation by Participant that all such agreements, representations, warranties, and covenants made herein shall be true and correct at that time.

Section 8.4     Compliance with Code. All Incentive Stock Options to be granted hereunder are intended to comply with Section 422 of the Code, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent.

Section 8.5     Set-Off. The Company shall have the right to set-off against any payment made by the Company to a Participant in connection with any Stock Incentive, Acquired Shares, or Incentive Shares, the amount of any indebtedness, including accrued but unpaid interest, then owed by such Participant to the Company, or reasonably believed to be owed by Participant to the Company.

Section 8.6     Right to Terminate Employment. Nothing in the Plan or in any Stock Incentive shall confer upon any Participant the right to continue as an employee of the Company, or any of its Parents or Subsidiaries, or affect the right of the Company, or any of its Parents or Subsidiaries, to terminate the Participant's employment at any time.

Section 8.7     Restrictions on Delivery and Sale of Shares. Each Stock Incentive is subject to the condition that, if at any time the Committee, in its discretion, shall determine that the listing, registration, or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase of delivery of shares thereunder, the delivery of any or all Acquired Shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration, or qualification shall have been effected.

Section 8.8     Plan Termination and Amendment. The Plan may be terminated, modified, or amended by the Board of Directors of the Company; provided however, that no such termination, modification, or amendment without the consent of the holder of a Stock Incentive shall adversely affect the rights of a Participant under such Stock Incentive. If and to the extent determined by the Committee an amendment or modification is required by the Code to ensure that Incentive Stock Options granted under the Plan are, and will continue to be, qualified under Section 422 of the Code, all such amendments or modifications to the Plan shall be subject to approval by the Company’s shareholders who are eligible to vote a meeting of shareholders.

Section 8.9     Shareholder Approval. The Plan shall be submitted to the shareholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors of the Company. If such approval is not obtained, any Stock Incentive granted hereunder shall be void.

Section 8.10     Effective Date of Plan. The Plan shall become effective on the date the Plan is adopted by the Board of Directors (the “Effective Date”).

Section 8.11     Governing Law. The Plan shall be construed and enforced in accordance with and governed by the laws of the State of Texas (without giving effect to principles of conflicts of law). The parties agree that any appropriate state court sitting in Fulton County, Georgia or any Federal Court sitting in the Northern District of Georgia (Atlanta Division) shall have exclusive jurisdiction of any case or controversy arising under or in connection with this Agreement, and shall be a proper forum in which to adjudicate such case or controversy. By accepting a Stock Incentive, each participant irrevocably consents to the jurisdiction of such courts, and irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action, or proceeding in any such court, and further waives the right to object, with respect to such suit, action, or proceeding, that such court does not have jurisdiction over such Participant.

BY ORDER OF THE BOARD OF DIRECTORS, this Plan has been executed by the duly authorized officers of the Company as of the Effective Date.

Sibling Group Holdings, Inc.
By:_____________________________
Gerald F. Sullivan, President
Attest:

By: _____________________________
Name: _____________________________
Title: _____________________________

Corporate Seal

The date on which the Plan was adopted by the Board of	June 20, 2012
Directors is:
The date on which the Plan was adopted by the	July 26, 2012
shareholders is:

EXHIBIT B
AMENDED AND RESTATED CERTIFICATE OF FORMATION

______________________________________

AMENDED AND RESTATED CERTIFICATE OF FORMATION
OF
Sibling Entertainment Group Holdings, Inc.
(Pursuant to Sections 3.051 and 3.0527 of the
Texas Business Organizations TCL)

Sibling Entertainment Group Holdings, Inc., a corporation organized and existing under and by virtue of the provisions of the Texas Corporation Law (the “TCL”),

DOES HEREBY CERTIFY THAT:

1.     The name of the Corporation is Sibling Entertainment Group Holdings, Inc. and that the Corporation was originally incorporated pursuant to the TCL on December 28, 1998 under the name HOUSTON PRODUCE CORPORATION.

2.     This Amended and Restated Certificate of Formation, and each amendment effected hereby, was duly adopted by the Board of Directors and Shareholders in accordance with the provisions of Sections 3.051, 21.052, 21.056, 21.364, and 21.365 of TCL and the governing documents of the Corporation in effect immediately prior to the filing of this Amended and Restated Certificate of Formation.

3.     This Amended and Restated Certificate of Formation amends:

(a)     Article I by deleting Article I in its entirety and in lieu thereof inserting a new Article I, changing the name of the Corporation as set forth below.

(b)     Article II by deleting Article II in its entirety and in lieu thereof inserting a new Article II, eliminating the reference to perpetual duration, and adding a provision that designates the Corporation as a for profit corporation as set forth below.

(c)     Article III to change “Business Corporation Act of the State of Texas” to “Texas Corporation Law” and reword the Article.

(d)     Article IV by deleting (a) Article IV and (b) the Certificate of Designation of Powers. Preferences, and Rights of Series Common Stock filed with the Secretary of State of Texas December 31, 2010, in their entirety and in lieu thereof inserting a new Article IV as set forth below. The manner in which each share of capital stock outstanding immediately prior to the filing of this Amended and Restated Certificate of Formation is converted into the capital stock created by the filing of this Amended and Restated Certificate of Formation is as follows:

(i)     Each 100 shares of the Common Stock outstanding immediately prior to the filing of this filing of this Amended and Restated Certificate of Formation with the Secretary of State of Texas, shall be automatically converted into 1 share of the Common Stock, par value $.0001, created by the filing of this Amended and Restated Certificate of Formation with the Secretary of State of Texas. Any fraction of a share shall be rounded up to the next whole share; and

(ii)     Each outstanding share of Series Common Stock, shall be automatically converted into 1.51318209155722 shares of the Common Stock, par value $.0001, created by the filing of this Amended and Restated Certificate of Formation with the Secretary of State of Texas. Any fraction of a share shall be rounded up or down to the nearest whole share.

(e)     Article V by deleting Article V in its entirety and in lieu thereof inserting a new Article V as set forth below.

(f)     Article VI by deleting Article VI in its entirety and in lieu thereof inserting a new Article VI as set forth below.

(g)     Article VII by changing “Business Corporation Act of the State of Texas” to “TCL”, change, “51%” to “majority”, and rewording the Article to conform to the language and conventions of the TCL.

(h)     Article VIII by deleting Article VIII in its entirety and in lieu thereof inserting a new Article VIII permitting shareholder action by less than unanimous written consent.

(i)     Article IX by changing “Business Corporation Act of the State of Texas” to “TCL” and rewording Article IX to conform to the language and conventions of the TCL and refering to the bylaws.

(j)     Article X by deleting Article X in its entirety and in lieu thereof inserting a new Article X clarifying the composition and role of the Board of Directors as set forth below.

(k)     Article XI by deleting Article XI in its entirety and in lieu thereof inserting a new Article XI limiting the liability of the Board of Directors as set forth below.

4.     This Amended and Restated Certificate of Formation accurately states the text of the Certificate of Formation being restated, each amendment to the Certificate of Formation being restated that will remain in effect after the filing of this Amended and Restated Certificate of Formation, as further amended by this Amended and Restated Certificate of Formation, and does not contain any other change in the Certificate of Formation, except for information omitted under Section 3.059(b) of the TCL

ARTICLE I

The name of the Corporation is Sibling Group Holdings, Inc.

ARTICLE II

The Corporation is a for-profit corporation.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Texas Business Organizations Code, as amended (the “TCL”).

ARTICLE IV

Section 4.1     Authorized Shares. The total number of shares of capital stock that the Corporation shall be authorized to issue is FIVE HUNDRED TEN MILLION (510,000,000) which is divided into two classes as follows: (a) FIVE HUNDRED MILLION (500,000,000) shares of common stock, par value $.0001, (“Common Stock”), and (b) TEN MILLION (10,000,000) shares of preferred stock, par value $.0001, (“Preferred Stock”). The designations, preferences, rights, qualifications, limitations, and restrictions of the Preferred Stock may be fixed and determined by the Board of Directors of the Corporation without shareholder action in accordance with Section 21.155 of the TCL.

Section 4.2     Common Stock. Each share of Common Stock shall be identical in all respects and for all purposes and entitled to one vote per share in all proceedings in which action may or is required to be taken by the shareholders of the Corporation; participate equally in all dividends payable with respect to the Common Stock, as, if, and when declared by the Board of Directors of the Corporation, subject to any dividend preferences of the Preferred Stock; and share ratably in any distribution of assets of the Corporation in the event of any voluntary or involuntary liquidation, or winding up of the affairs of the Corporation, subject to any liquidation preferences of the Preferred Stock. Common Stock may be issued by the Corporation from time to time and for such consideration as the Board of Directors may determine. All of such shares, if and when issued, and upon receipt of such consideration by the Corporation, shall be fully paid and non-assessable.

ARTICLE V

No shareholder of the Corporation shall, by reason of holding shares of any class or series of this Corporation’s capital stock, have any preemptive or preferential right to purchase or subscribe for any shares of capital stock of the Corporation, now or hereafter authorized, any notes, debentures, bonds, or other securities convertible into, or carrying warrants, rights, or options to purchase, shares of any class of stock or series of any class of stock of the Corporation, now or hereafter authorized, or any warrants, rights or options to purchase, subscribe to or otherwise acquire any such new or additional shares of any class or series of this Corporation’s capital stock, now or hereafter authorized, whether or not the issuance of such shares, such notes, debentures, bonds, or other securities, or such warrants, rights, or options would adversely affect the dividend, voting or any other rights of such shareholder.

ARTICLE VI

Cumulative voting for the election of directors shall not be permitted.

ARTICLE VII

As authorized by Section 21.365 of the TCL, in lieu of the vote required by Section 21.364 of the TCL, the shareholders by Majority Vote shall approve (a) any “fundamental action” as defined in Section 21.364 of the TCL, (b) the sale, transfer, or disposition of all or substantially all of the assets of the Corporation, or (c) any reorganization, merger, interest exchange, conversion. “Majority Vote” means the affirmative vote of the holders of a majority of the shares entitled to vote on, and who vote for, against, or expressly abstain from voting on, the matter at a shareholder’s meeting at which a quorum is present.

ARTICLE VIII

Any action required by law, this Amended and Restated Certification of Formation as the same may hereafter be amended, or by the bylaws of the Corporation to be taken at a meeting of the shareholders of the Corporation, and any action which may be taken at a meeting of the shareholders of the Corporation, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by persons entitled to vote at a meeting those shares having sufficient voting power to cast not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted. Notice of such action without a meeting by less than unanimous written consent shall be given promptly after the taking of such action to those shareholders of record on the record date and who did not execute a written consent.

ARTICLE IX

To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of, and advancement of expenses to, directors, officers, employees and agents of the Corporation (and any other persons to which the TCL permits the Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of shareholders or disinterested directors or otherwise, subject only to limits created by applicable law (statutory or non-statutory), with respect to actions for breach of duty to the Corporation, its shareholders, and others. Any amendment, repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection of a director, officer, agent, or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring before, such amendment, repeal or modification.

ARTICLE X

The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The Board of Directors is expressly authorized to alter, amend, or repeal the Bylaws of the Corporation or to adopt new Bylaws. The number of directors of the Corporation shall be no less than one or more than nine. The exact number of directors shall be fixed from time to time by a resolution of the Board of Directors. Election of directors need not be by written ballot. The names and addresses of the persons who are serving as directors until the next annual meeting of the shareholders, or until their successors shall have been elected and qualify, are:

Gerald F. Sullivan	Rob Copenhaver
1355 Peachtree Street, Suite 1150	1355 Peachtree Street, Suite 1150
Atlanta, Georgia 30309	Atlanta, Georgia 30309

Amy Austin	Michael Hanlon
1355 Peachtree Street, Suite 1150	1355 Peachtree Street, Suite 1150
Atlanta, Georgia 30309	Atlanta, Georgia 30309

ARTICLE XI

A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for an act or omission in the director’s capacity as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith that constitute a breach of duty to the Corporation or involve intentional misconduct or a knowing violation of law, (iii) for any transaction from which the director derived any improper personal benefit, regardless of whether the benefit resulted from an action taken within the scope of such person’s duties, (iv) for an act or omission for which the liability of the director is expressly provided for by statute, or (v) for an act related to an unlawful stock repurchase or payment of a dividend.

If the TCL is amended after the date of filing of this Certificate of Formation to authorize corporate action further limiting or eliminating the personal liability of a director, then the liability of the directors of the Corporation shall be limited or eliminated to the fullest extent permitted by the TCL, as so amended, or a similar successor provision. Any repeal or modification of this Article by the shareholders of the Corporation or otherwise shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

Dated as of the __ day of July, 2012.

By: _____________________________
Name: Gerald F. Sullivan
Title: President and CEO